                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant   /X/

Filed by a party other than the registrant / /

Check the appropriate box:

    / /     Preliminary Proxy Statement

    / /     Confidential,  for Use of the Commission  Only (as permitted by Rule
            14a-6(e)2))

    /X/     Definitive Proxy Statement

    / /     Definitive Additional Materials

    / /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                            FALCONSTOR SOFTWARE, INC.
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                  (Name of Registrant as Specified in Charter)

                          Kenneth A. Schlesinger, Esq.
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      (Name of Person(s) filing Proxy Statement, if other than Registrant)

    Payment of filing fee (check the appropriate box):

    /X/     No fee required.

    / /     Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

    (1)     Title of each class of securities to which transaction applies:

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    (2)     Aggregate number of securities to which transaction applies:

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    (3)     Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)     Proposed maximum aggregate value of transaction:

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    (5)     Total fee paid:

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    / /     Fee paid previously with preliminary materials.

    / /     Check box if any part of the fee is offset as  provided  by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting
            fee  was  paid   previously.   Identify  the   previous   filing  by
            registration  statement number, or the form or schedule and the date of its filing.

    (1)     Amount Previously Paid:

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    (2)     Form, Schedule or Registration Statement no.:

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    (3)     Filing Party:

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    (4)     Date Filed:

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                            FALCONSTOR SOFTWARE,INC.

                                  April 8, 2004

To Our Stockholders:

            We invite you to attend our annual stockholders'  meeting on Friday,
May 14, 2004 at our worldwide  headquarters located at 2 Huntington  Quadrangle,
Suite 2S01, Melville, New York 11747 at 9:00 a.m.

            At the meeting,  you will hear an update on our  operations,  have a chance  to meet our  directors  and  executives,  and will be asked to elect two directors, approve a new stock option plan for our outside directors, approve an amendment to our stock option plan, and ratify the  appointment of our auditors.
Your  Board of  Directors  recommends  a vote  "FOR"  each of the  nominees  and proposals.

            This booklet  includes a formal  notice of the meeting and the proxy statement.  The proxy  statement  tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives personal information about our director nominees.

            Only  stockholders  of record at the close of  business on March 26,
2004 will be entitled to vote at the annual meeting.  Even if you only own a few shares, we want your shares to be represented at the annual meeting.  I urge you to complete,  sign,  date,  and return your proxy card  promptly in the enclosed envelope.

                                Sincerely yours,

                                /s/ ReiJane Huai
                                ReiJane Huai
                                Chairman and Chief Executive Officer

                            FALCONSTOR SOFTWARE, INC.
                             2 HUNTINGTON QUADRANGLE
                               MELVILLE, NY 11747
                                -----------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 14, 2004
                                ----------------

To Our Stockholders:

            The 2004  Annual  Meeting  of  Stockholders  ("Annual  Meeting")  of
FalconStor Software, Inc. (the "Company"), a Delaware corporation,  will be held at the Company's headquarters at 2 Huntington Quadrangle,  Suite 2S01, Melville,
NY 11747, commencing at 9:00 a.m. (EDT) on Friday, May 14, 2004, to consider and vote on the  following  matters  described  in this notice and the  accompanying
Proxy Statement:

            1)  To elect two  directors to the  Company's  Board of Directors to three-year terms and until the directors' successors are elected and qualified; and

            2)  To approve a 2004 Outside Director Stock Option Plan; and

            3)  To  approve  an  amendment  to our  2000  Stock  Option  Plan to increase  the  number of shares of  Common  Stock  reserved  for issuance  thereunder by 1,500,000 from 12,662,296 to 14,162,296;
                and

            4)  To  ratify  the  appointment  of  KPMG  LLP as  our  independent accountants for fiscal 2004; and

            5)  Any other matters that properly come before the meeting.

            At the Annual Meeting,  the Company intends to nominate ReiJane Huai and  Lawrence  S. Dolin for  election  to the Board of  Directors.  Mr.  Huai is currently  the Chairman of the  Company's  Board of  Directors  and Mr. Dolin is
currently a member of the  Company's  Board of Directors.  For more  information concerning Mr. Huai and Mr. Dolin, please see the Proxy Statement.

            The Board of Directors  has fixed the close of business on March 26,
2004 as the record date for  determination  of stockholders  entitled to vote at the Annual Meeting or any adjournment  thereof, and only recordholders of common stock at the close of  business  on that day will be  entitled  to vote.  At the record date, 46,692,341 shares of common stock were issued and outstanding.

            TO ASSURE  REPRESENTATION  AT THE ANNUAL MEETING,  STOCKHOLDERS  ARE
URGED TO RETURN A PROXY AS PROMPTLY AS POSSIBLE BY SIGNING, DATING AND RETURNING
THE  ENCLOSED  PROXY  CARD  IN  THE  ENCLOSED   POSTAGE-PREPAID   ENVELOPE.  ANY
STOCKHOLDER  ATTENDING  THE ANNUAL  MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE
PREVIOUSLY RETURNED A PROXY.

            If you  plan to  attend  the  Annual  Meeting  in  person,  we would appreciate your response by indicating so when returning the proxy.

                                          By Order of the Board of Directors,

                                          /s/  Seth R. Horowitz

                                          Seth R. Horowitz
                                          Secretary

Melville, NY
April 8, 2004

                            FALCONSTOR SOFTWARE, INC.
                             2 HUNTINGTON QUADRANGLE
                            MELVILLE, NEW YORK 11747
                                -----------------

                              2004 PROXY STATEMENT

                               GENERAL INFORMATION

            This  proxy  statement  contains  information  related to the annual meeting of stockholders of FalconStor  Software,  Inc. to be held on Friday, May
14, 2004,  beginning at 9:00 a.m.  (EDT),  at the  Company's  headquarters  at 2
Huntington  Quadrangle,  Suite  2S01,  Melville,  New  York  11747,  and  at any
postponements or adjournments thereof.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

            At the Company's annual meeting, stockholders will hear an update on the  Company's  operations,  have a chance  to meet  some of its  directors  and executives and will act on the following matters:

            1)  To elect two  directors to the  Company's  Board of Directors to three-year terms and until the directors' successors are elected and qualified; and

            2)  To approve a 2004 Outside Director Stock Option Plan; and

            3)  To  approve  an  amendment  to our  2000  Stock  Option  Plan to increase  the  number of shares of  Common  Stock  reserved  for issuance  thereunder by 1,500,000 from 12,662,296 to 14,162,296;
                and

            4)  To  ratify  the  appointment  of  KPMG  LLP as  our  independent accountants for fiscal 2004; and

            5)  Any other matters that properly come before the meeting.

WHO MAY VOTE

            Stockholders of FalconStor Software,  Inc., as recorded in our stock register on March 26, 2004 (the "Record Date"),  may vote at the meeting.  As of this date, we had  46,692,341  shares of common stock  eligible to vote. We have only one class of voting  shares.  All shares in this  class  have equal  voting rights of one vote per share.

HOW TO VOTE

            You may vote in person at the meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the meeting.  You can always change your vote at the meeting.

HOW PROXIES WORK

            Our Board of  Directors  is asking  for your  proxy.  Giving us your proxy  means you  authorize  us to vote your shares at the meeting in the manner you direct. You may vote for or against the proposals or abstain from voting.

            Proxies  submitted  will be  voted by the  individuals  named on the proxy  card in the  manner  you  indicate.  If you give us your proxy but do not specify how you want your shares voted,  they will be voted in  accordance  with the Board of Directors recommendations, i.e., in favor of our director nominees, in  favor  of the 2004  Outside  Directors  Stock  Option  plan,  in favor of an increase in the Common Stock  reserved for issuance  under the 2000 Stock Option
Plan,  and in favor of the  ratification  of the  appointment of KPMG LLP as our independent accountants.

            You may receive more than one proxy or voting card  depending on how you hold  your  shares.  If you hold  shares  through  someone  else,  such as a stockbroker,  you may get materials  from them asking how you want to vote.  The latest  proxy  card we  receive  from you will  determine  how we will vote your shares.

REVOKING A PROXY

            There are three ways to revoke your proxy.  First,  you may submit a new proxy with a later date up until the existing  proxy is voted.  Second,  you may vote in person at the  meeting.  Last,  you may notify  our Chief  Financial
Officer in writing at 2 Huntington Quadrangle, Melville, New York 11747.

QUORUM

            In order to carry on the  business  of the  meeting,  we must have a quorum.  This means at least a majority of the  outstanding  shares  eligible to vote must be  represented at the meeting,  either by proxy or in person.  Shares that we own are not voted and do not count for this purpose.

VOTES NEEDED

            The director nominees  receiving a majority of the votes cast during the meeting  will be elected to fill the seats of our  directors.  For the other proposals to be  approved,  we require the  favorable  vote of a majority of the votes cast. Only votes for or against a proposal count. Votes which are withheld from voting on a proposal  will be excluded  entirely and will have no effect in determining  the quorum or the  majority of votes cast.  Abstentions  and broker non-votes  count for quorum  purposes only and not for voting  purposes.  Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on a  particular  proposal.  Brokers that do not receive  instructions  are entitled to vote on the election of the  directors,  the 2004 Outside  Directors plan, the amendment to the 2000 Plan and the ratification of the auditors.

ATTENDING IN PERSON

            Only stockholders,  their proxy holders,  and our invited guests may attend the  meeting.  If you wish to attend  the  meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership and an identification  with a photo to the meeting.  For example, you could bring an account statement showing that you owned FalconStor Software,
Inc., shares as of March 26, 2004 as acceptable proof of ownership.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information  concerning  ownership of the Common Stock of FalconStor Software, Inc., outstanding at March 26, 2004, by
(i) each  person  known by the Company to be the  beneficial  owner of more than five percent of its Common  Stock,  (ii) each director and nominee for director,
(iii) each of the current officers named in the summary  compensation table, and
(iv) all directors,  nominees for director and executive officers of the Company as a group.

                                                SHARES BENEFICIALLY      PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER (1)              OWNED              OF CLASS (2)
-----------------------------------------             -----              ------------
ReiJane Huai (3)                                    10,824,260              23.2%
c/o FalconStor Software, Inc.
2 Huntington Quadrangle
Melville, NY 11747

Barry Rubenstein (4)                                 6,643,053              14.2%
68 Wheatley Road
Brookville, NY 11545

Irwin Lieber (5)                                     4,602,689               9.9%
80 Cuttermill Road Suite 311
Great Neck, NY 11021

Eli Oxenhorn (6)                                     3,205,009               6.9%
56 The Intervale
Roslyn Estates, NY 11576

Barry Fingerhut (7)                                  3,000,164               6.4%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Seth Lieber (8)                                      3,014,474               6.5%
200 East 72 Street, PH N
New York, NY 10021

Jonathan Lieber (9)                                  2,927,852               6.3%
271 Hamilton Road
Chappaqua, NY 10514

Marilyn Rubenstein (10)                              2,475,424               5.3%
c/o Barry Rubenstein
68 Wheatley Road
Brookville, NY 11545

Lawrence S. Dolin (11)                                  75,311                *

Steven R. Fischer (12)                                  39,811                *

Steven H. Owings (13)                                   93,341                *

Patrick B. Carney (14)                                  19,600                *

James Weber (15)                                        91,323                *

Wayne Lam (16)                                         355,744                *

All Directors, Nominees for Director
and Executive Officers as a Group (17)
(7 persons)                                         11,499,390              24.4%

*Less than one percent

(1)   A person is deemed to be the beneficial  owner of voting  securities  that can be acquired  by such person  within 60 days after the record date upon
      the  exercise  of  options,  warrants  or  convertible  securities.   Each
      beneficial  owner's  percentage  ownership is  determined by assuming that options,  warrants or convertible  securities that are held by such person
      (but  not  those  held  by  any  other  person)  and  that  are  currently exercisable  (i.e.,  that are  exercisable  within  60 days  from the date hereof) have been exercised.  Unless  otherwise noted, we believe that all persons  named in the table  have sole  voting and  investment  power with respect to all shares beneficially owned by them.

(2)   Based  upon  shares of Common  Stock  outstanding  at the  Record  Date of
      46,692,341.

(3)   Based upon information  contained in a Form 4 and a report on Schedule 13D filed  by  Mr.  Huai  and  certain  other  information.  Consists  of  (i)
      10,774,260  shares of Common Stock held by Mr. Huai and (ii) 50,000 shares of Common Stock held by The 2002 ReiJane Huai  Revocable  Trust,  of which
      Mr. Huai is a trustee.  Mr. Huai  disclaims  beneficial  ownership  of the securities  held by The 2002 ReiJane Huai Revocable  Trust,  except to the extent of his equity interest therein.

(4)   Based upon information contained in a Form 4 and a report on Schedule 13D, as  amended  (the  "Wheatley  13D")  filed  jointly  by Barry  Rubenstein,
      Brookwood  Partners,  L.P.  ("Brookwood"),   Seneca  Ventures  ("Seneca"),
      Wheatley  Associates III, L.P. ("Wheatley  Associates"),  Wheatley Foreign
      Partners,  L.P. ("Wheatley Foreign"),  Wheatley Foreign Partners III, L.P.
      ("Wheatley Foreign III"), Wheatley Partners,  L.P. ("Wheatley"),  Wheatley
      Partners II, L.P.  ("Wheatley II"), Wheatley Partners III, L.P. ("Wheatley
      III"),  Woodland  Partners,  Woodland Venture Fund ("Woodland  Fund"), and
      certain  other  entities  with  the  Securities  and  Exchange  Commission
      ("SEC"),  as well as certain other information.  Consists of (i) 1,500,903 shares of Common  Stock held by Mr.  Rubenstein,  (ii)  395,217  shares of common stock held by Brookwood,  (iii) 642,453 shares of common stock held
      by  Seneca,   (iv)  299,809  shares  of  common  stock  held  by  Wheatley
      Associates,  (v) 41,008  shares of common stock held by Wheatley  Foreign,
      (vi) 293,012  shares of common stock held by Wheatley  Foreign III,  (vii)
      484,051 shares of common stock held by Wheatley,  (viii) 180,089 shares of common  stock held by Wheatley II, (ix)  1,370,015  shares of common stock held by Wheatley III, (x) 692,983  shares of common stock held by Woodland
      Partners  and (xi) 743,513  shares of common stock held by Woodland  Fund.
      Does not include  1,258  shares of common  stock held by Mr.  Rubenstein's spouse, Marilyn Rubenstein.  Mr. Rubenstein disclaims beneficial ownership of the  securities  held  by  Wheatley,  Wheatley  Foreign,  Wheatley  II,
      Wheatley III, Wheatley Foreign III, Wheatley Associates,  Seneca, Woodland
      Fund,  Woodland  Partners  and  Brookwood,  except  to the  extent  of his respective equity interest therein.

(5)   Based upon  information  contained in the  Wheatley 13D and certain  other information.  Consists  of (i)  1,934,705  shares of Common  Stock held by
      Irwin Lieber, (ii) 484,051 shares of Common Stock held by Wheatley,  (iii)
      41,008  shares of Common  Stock held by  Wheatley  Foreign,  (iv)  180,089 shares of Common Stock held by Wheatley II, (v) 1,370,015 shares of Common
      Stock held by Wheatley  III,  (vi) 293,012  shares of Common Stock held by
      Wheatley  Foreign  III, and (vii)  299,809  shares of Common Stock held by
      Wheatley  Associates.  Mr. Lieber  disclaims  beneficial  ownership of the securities held by Wheatley,  Wheatley Foreign, Wheatley II, Wheatley III,
      Wheatley Foreign III and Wheatley Associates,  except to the extent of his respective equity interests therein.

(6)   Based on  information  contained in a report on Schedule 13G filed jointly on February 13, 2004 by Eli Oxenhorn and the Eli Oxenhorn  Family  Limited
      Partnership  (the  "EOFLP").  Consists of (i)  2,898,932  shares of Common
      Stock  held  by Mr.  Oxenhorn  (including  3,500  shares  held  by the Eli
      Oxenhorn  SEP IRA  account  and  8,000  shares  held  by the Eli  Oxenhorn
      Rollover IRA Account) and (ii) 306,077  shares of Common Stock held by the
      EOFLP. Mr. Oxenhorn disclaims  beneficial ownership of the securities held by the EOFLP,  except to the  extent of his  respective  equity  interests therein.

(7)   Based upon  information  contained in the  Wheatley 13D and certain  other information.  Consists of (i) 332,180 shares of Common Stock held by Barry
      Fingerhut,  (ii) 484,051  shares of Common  Stock held by Wheatley,  (iii)
      41,008  shares of Common  Stock held by  Wheatley  Foreign,  (iv)  180,089 shares of Common Stock held by Wheatley II, (v) 1,370,015 shares of Common
      Stock held by Wheatley  III,  (vi) 293,012  shares of Common Stock held by
      Wheatley  Foreign  III, and (vii)  299,809  shares of Common Stock held by
      Wheatley  Associates.  Mr. Fingerhut disclaims beneficial ownership of the securities held by Wheatley,  Wheatley Foreign, Wheatley II, Wheatley III,
      Wheatley Foreign III and Wheatley Associates,  except to the extent of his respective equity interests therein.

(8)   Based upon  information  contained in the  Wheatley 13D and certain  other information.  Consists of (i) 86,622  shares of Common  Stock held by Seth
      Lieber, (ii) 484,051 shares of Common Stock held by Wheatley, (iii) 41,008 shares of Common Stock held by Wheatley  Foreign,  (iv) 180,089  shares of
      Common  Stock held by Wheatley  II, (v)  1,370,015  shares of Common Stock held by Wheatley III, (vi) 293,012 shares of Common Stock held by Wheatley
      Foreign  III,  (vii)  299,809  shares of  Common  Stock  held by  Wheatley

      Associates  and (viii)  259,868 shares of Common Stock held by Applegreen.
      Mr.  Lieber  disclaims  beneficial  ownership  of the  securities  held by
      Wheatley,  Wheatley  Foreign,  Wheatley II, Wheatley III, Wheatley Foreign
      III,  Wheatley  Associates  and  Applegreen,  except to the  extent of his respective equity interests therein.

(9)   Based upon  information  contained in the  Wheatley 13D and certain  other information.  Consists  of (i)  484,051  shares  of Common  Stock  held by
      Wheatley,  (ii) 41,008  shares of Common  Stock held by Wheatley  Foreign,
      (iii) 180,089  shares of Common Stock held by Wheatley II, (iv)  1,370,015 shares of Common Stock held by Wheatley III, (v) 293,012  shares of Common
      Stock held by Wheatley  Foreign III,  (vi) 299,809  shares of Common Stock held by Wheatley  Associates and (vii) 259,868 shares of Common Stock held by Applegreen  Partners.  Mr. Lieber disclaims beneficial ownership of the securities held by Wheatley,  Wheatley Foreign, Wheatley II, Wheatley III,
      Wheatley Foreign III,  Wheatley  Associates and Applegreen,  except to the extent of his respective equity interests therein.

(10)  Based upon  information  contained in the  Wheatley 13D and certain  other information.  Consists of (i) 1,258 shares of Common Stock held by Marilyn
      Rubenstein,  (ii)  642,453  shares of Common  Stock held by Seneca,  (iii)
      743,513 shares of Common Stock held by Woodland Fund,  (iv) 692,983 shares of Common Stock held by Woodland Partners and (v) 395,217 shares of Common
      Stock held by Brookwood. Mrs. Rubenstein disclaims beneficial ownership of the  securities  held by Seneca,  Woodland  Fund,  Woodland  Partners  and
      Brookwood,  except  to the  extent  of  her  respective  equity  interests therein.  Does not include  1,500,903  shares of Common Stock held by Mrs.
      Rubenstein's spouse, Barry Rubenstein.

(11)  Based on information  contained in a Form 4 filed by Mr. Dolin and certain other  information.  Consists of (i) 40,000 shares held by Northern  Union
      Club and (ii) 35,311  shares of Common  Stock  issuable  upon  exercise of options that are currently  exercisable or will be  exercisable  within 60 days of March 26, 2004. Mr. Dolin is a general  partner of Mordo Partners, which is a general  partner of Northern  Union Club.  Mr. Dolin  disclaims beneficial ownership of the securities held by Northern Union Club, except to the extent of his equity interest therein.

(12)  Based  on  information  contained  in a Form 4 filed  by Mr.  Fischer  and certain  other  information.  Consists  of (i)  4,500  shares  held by Mr.
      Fischer and (ii) 35,311  shares of Common Stock  issuable upon exercise of options that are currently  exercisable or will be  exercisable  within 60 days of March 26, 2004.  Excludes 1,000 shares of Common Stock held by Mr.
      Fischer as a custodian for his daughter.  Mr. Fischer disclaims beneficial ownership of the securities  held as a custodian for his daughter,  except to the extent of his equity interest therein.

(13)  Based on information contained in a Form 4 filed by Mr. Owings and certain other  information.  Consists of (i) 58,030  shares held by Mr. Owings and
      (ii) 35,311 shares of Common Stock  issuable upon exercise of options that are currently  exercisable or will be exercisable  within 60 days of March
      26, 2004.

(14)  Based  on  information  contained  in a Form 3 and a Form 4  filed  by Mr.
      Carney and certain other  information.  Consists of (i) 500 shares held by
      Mr. Carney and (ii) 19,100  shares of Common Stock  issuable upon exercise of options that are currently exercisable or will be exercisable within 60 days of March 26, 2004.

(15)  Based on information  contained in a Form 3 filed by Mr. Weber and certain other information. Consists of 91,323 shares of Common Stock issuable upon exercise of options that are currently  exercisable or will be exercisable within 60 days of March 26, 2004.

(16)  Based on  information  contained  in a Form 4 filed by Mr. Lam and certain other information.  Consists of (i) 48,003 shares held by Mr. Lam and (ii)
      307,741  shares of Common Stock issuable upon exercise of options that are currently  exercisable or will be exercisable  within 60 days of March 26,
      2004.

(17)  Consists of (i)  10,975,293  shares held by all  directors,  nominees  for director  and  executive  officers as a group and (ii)  524,097  shares of
      Common  Stock  issuable  upon  exercise  of  options  that  are  currently exercisable or will be exercisable within 60 days of March 26, 2004.

                               BOARD OF DIRECTORS

INDEPENDENCE

            In accordance with the Company's  Corporate  Governance  Guidelines, and the Nasdaq Stock Market corporate  governance listing standards (the "Nasdaq
Standards"),  a majority  of the  Company's  directors  must be  independent  as
determined  by  the  Board.  In  making  its  independence   determinations  for
directors, the Board looks to the Nasdaq Standards.

            Under the  Nasdaq  Standards,  a  director  is  independent  if: the director  is not  employed,  nor is the  director  a  family  member  of  anyone employed,  by the Company or any parent or subsidiary;  the director is not, and does not have a family member who is, a partner of the Company's outside auditor or a former  partner  or  employee  of the  outside  auditor  who  worked on the
Company's audit during the past three years;  the director has not, and does not have a family member who has,  accepted more than $60,000  during the current or past three fiscal years from the Company or any of its affiliates;  the director is not, nor is any family member of the director, a partner in, or a controlling shareholder or an executive  officer of, any  organization  to which the Company made, or from which the Company received, payments for property or services that exceed five percent of the recipient's  consolidated gross revenues or $200,000, whichever is more;  and the director is not, and does not have any family member who is, an  executive  officer of  another  company  where any of the  Company's executive officers serve on the other company's compensation committee.

            The Board of Directors currently consists of five directors, four of whom, Messrs. Carney, Dolin, Fischer and Owings, are independent.  Mr. Huai is a non-independent management director.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

            The  Company's  bylaws  authorize  the Board of Directors to fix the number of directors and provide that the  directors  shall be divided into three classes, with the classes of directors serving for staggered,  three-year terms.
From October, 2001 until March, 2003, the number of directors was fixed at four.
In March, 2003, the Company's  directors voted to increase the number of members of the  Board  of  Directors  to  five.  The  Company's  nominating  procedures, including  procedures  for  director  candidates  proposed  to be  nominated  by shareholders, and director qualifications, are set forth below.

            ReiJane Huai and Lawrence S. Dolin were  nominated by the  Company's
Nominating  and  Corporate  Governance  Committee  as the  Board  of  Directors'
nominees for director. Mr. Huai is currently the Chairman of the Company's Board of Directors and Mr. Dolin is currently a director of the Company. All directors are chosen for a full three-year term to succeed those whose terms expire. It is proposed  that Mr.  Huai and Mr.  Dolin be  elected  to serve  until the  Annual
Meeting  of  Stockholders  to be held in 2007 and  until  their  successors  are elected and shall have qualified.

            Unless authority is specifically withheld, proxies will be voted for the election of each of the nominees below to serve as a director of the Company for  a  term  which  will  expire  at  the  Company's  2007  Annual  Meeting  of
Stockholders and until a successor is elected and qualified.  If any one or more of such nominees  should for any reason  become  unavailable  for election,  the persons  named in the  accompanying  form of proxy may vote for the  election of such substitute nominees as the Board of Directors may propose. The accompanying form of proxy contains a  discretionary  grant of authority with respect to this matter.

                                                                    DIRECTOR
NAME                             POSITION                  AGE       SINCE
----                             --------                  ---       -----
ReiJane Huai                     Director Nominee          45        2000
Lawrence S. Dolin                Director Nominee          60        2001

            REIJANE HUAI has served as President and Chief Executive  Officer of the Company and its  predecessor  since December 2000 and has served as Chairman of the Board of the  Company  since  August  2001.  Mr.  Huai  also  served as a director of the Company's  predecessor  from July 2000 to August 2001.  Mr. Huai came to the Company with a career in software  development  and  management.  As executive vice  president and general  manager,  Asia,  for Computer  Associates
International, Inc., he was responsible for sales, marketing and the development of strategic joint ventures in the region.  Mr. Huai joined Computer  Associates in 1996 with its acquisition of Cheyenne Software,  Inc., where he was president and chief executive officer. Mr. Huai joined Cheyenne Software, Inc., in 1985 as manager of research and  development of ARCserve,  the industry's  first storage management  solution  for the  client/server  environment.  Mr. Huai  received a master's  degree in computer  science from the State  University  of New York at
Stony Brook in 1985.

            LAWRENCE S. DOLIN has held several positions with Noteworthy Medical
Systems,  Inc.  ("Noteworthy"),   a  provider  of  computerized  patient  record
software,  since July 1998. He is currently  serving as  Noteworthy's  chairman, president and chief executive officer.  Since January 1996, Mr. Dolin has been a general partner of Mordo Partners, an investment management  partnership.  Since
1981, Mr. Dolin has served as a director of Morgan's  Foods,  Inc.,  which owns, through wholly-owned  subsidiaries,  KFC restaurants,  Taco Bell restaurants and
Pizza  Hut  restaurants.  Mr.  Dolin  holds a B.A.  from  Case  Western  Reserve
University and a J.D. from Case Western Reserve University. Mr. Dolin has been a director of the Company since August 2001.

            The names of the directors,  whose terms expire at the 2005 and 2006
Annual Meetings of Stockholders of the Company,  who are currently serving their terms, are set forth below:

                                                                  DIRECTOR
NAME                        POSITION                AGE             SINCE
----                        --------                ---             -----
Patrick B. Carney           Director                39               2003
Steven R. Fischer           Director                59               2001
Steven H. Owings            Director                50               2001

            PATRICK B.  CARNEY has been the Chief  Technology  Officer  for Barr
Laboratories Inc., a specialty  pharmaceutical  company, since September,  2003.
Mr.  Carney is  responsible  for strategic  technology  planning and managing IT

                                       10

operations  throughout the firm and its  subsidiaries.  From August 2000 through
July 2003 he served as the Chief Information  Officer for the North Shore - Long
Island Jewish Health System where he was  responsible  for strategic IS planning and  managing the IS and  Telecommunications  operations  throughout  the Health
System.  From 1995 to July,  2000,  Mr. Carney was the Vice  President  & Chief
Information  Officer  for  Staten  Island  University   Hospital,  a  multi-site
healthcare  system  serving the New York City  communities  of Staten Island and
Brooklyn.  Mr. Carney's  career also includes IT management  experience in other industries  as he was also the  Director  of  Information  Systems for ABB Power
Generation  Inc., a subsidiary of the Zurich-based  Asea Brown Boveri,  and also held positions at KPMG Peat Marwick, Wang Laboratories, and IBM Corporation. Mr.
Carney  received  a BS degree  from  Manhattan  College.  Mr.  Carney has been a director  of the  Company  since May  2003,  and his term as a  director  of the
Company expires in 2006.

            STEVEN R. FISCHER has been a financial  consultant  to middle market corporations since February, 2004. From 1992 to 2004, he held multiple executive management  and financial  positions,  including most recently  President,  with
Transamerica Business Capital Corporation,  a member of the Transamerica Finance
Corporation  family of companies,  specializing  in secured lending for mergers, acquisitions and restructurings.  From 1981 to 1992, he served as vice president and regional  manager of Citibank,  N.A. Since 1995, he has served as a director of  ScanSource,  Inc., a value-added  distributor  of POS and bar code products.
Beginning in 2001 he served on the board of advisors of Keltic Financial LLC., a privately held finance  company that funds middle market  companies.  He holds a
B.S. in Economics and Accounting  from Queens College and an M.B.A.  from Baruch
College.  Mr.  Fischer has been a director of the Company since August 2001, and his term as a director of the Company expires in 2005.

            STEVEN  H.  OWINGS  served  as  the  chief   executive   officer  of
ScanSource,  Inc., a value-added  distributor of POS and bar code products, from
1992 to early  2000.  He has served as  chairman  of the board of  directors  of
ScanSource,  Inc.,  since its inception in December 1992. From 1991 to 1992, Mr.
Owings served as chairman of the board of directors, chief executive officer and
the  sole  shareholder  of  Argent  Technologies,   Inc.,  a  personal  computer
manufacturer.  From  1983  to  1991  he held  various  positions  with  Gates/FA
Distributing,  Inc., and its  predecessors  ("Gates"),  a computer  distribution company, including serving as president, chief executive officer and chairman of the board of directors.  From December 1987 to September 1994, Mr. Owings served as a director of Gates. From July 1996 to April 1997, he served as a director of
Globelle  Corporation,   an  international   distributor  of  personal  computer
products.  He  holds a B.A.  from  Clemson  University.  Mr.  Owings  has been a director of the Company  since  August  2001,  and his term as a director of the
Company expires in 2006.

RECOMMENDATION OF THE BOARD OF DIRECTORS

            THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE  ELECTION OF THE
NOMINEES.

                                       11

MEETINGS

            The Board of  Directors  met on twelve  occasions  during the fiscal year ended  December 31, 2003. In addition to the  meetings,  the members of the
Board of Directors sometimes take action by unanimous written consent in lieu of a  meeting,  which is  permitted.  All  Directors  attended  at least 75% of the meetings of the Board of Directors.

COMMITTEES

            The Board of Directors has four committees: the Audit Committee; the
Compensation Committee;  the Nominating and Corporate Governance Committee;  and
the Stock Option  Committee.  The charter of each  committee is available on the
Company's website at www.falconstor.com/governance.asp.

            AUDIT COMMITTEE

            The Audit Committee consists of Messrs.  Dolin,  Fischer (Chair) and
Owings.  The Audit  Committee  is  appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent  auditor's  qualifications and independence,  (3) the performance of the  Company's  internal  audit  function  and  independent  auditors,  (4)  the integrity of management and information  systems and internal controls,  and (5)
the compliance by the Company with legal and regulatory requirements.

            Each member of the Audit  Committee is required to be  "independent"
as defined in the Nasdaq Standards and in Section 301of the  Sarbanes-Oxley  Act
of 2002 (the "Act") and Rule 10A-3 of the  Securities  Exchange Act of 1934. The
Board has determined  that each member of the Audit  Committee is  "independent"
under these standards.  In addition,  the Board has determined that, as required by the Nasdaq Standards, each member of the Audit Committee was able to read and to understand  financial  statements at the time of his appointment to the Audit
Committee.

            The  Board  has  further  determined  that  Mr.  Fischer  meets  the definition of "audit committee financial expert," and therefore meets comparable
Nasdaq  Standard  requirements,  because he has an  understanding  of  financial statements  and  generally  accepted  accounting  principles  ("GAAP");  has the ability  to  assess  GAAP in  connection  with  the  accounting  for  estimates, accruals,  and reserves;  has experience in analyzing and  evaluating  financial statements  that present a breadth and level of complexity of accounting  issues that are generally  comparable to the breadth and  complexity of issues that can reasonably be expected to be raised by the Company's financial  statements;  has an  understanding of internal  controls and procedures for financial  reporting;
and has an  understanding  of audit committee  functions.  Mr. Fischer  acquired
these  attributes   through   education  and  experience   consistent  with  the
requirements of the Act.

            The Audit  Committee  met four times  during  the fiscal  year ended
December 31, 2003. All members of the Audit  Committee  attended at least 75% of the meetings of the committee.

                                       12

            During  the  fiscal  year  ended  December  31,  2003,  the Board of
Directors  adopted a new Audit Committee Charter and Guidelines for Pre-Approval
of Independent Auditor Services. The Charter and Guidelines are attached to this
Proxy Statement as Exhibits A and B, respectively.

            COMPENSATION COMMITTEE

            The Compensation  Committee consists of Messrs.  Carney, Fischer and
Owings (Chair).  Prior to May 15, 2003, it consisted of Messrs.  Huai, Dolin and
Fischer.  The Compensation  Committee is appointed by the Board (i) to discharge the  responsibilities  of the Board  relating to  compensation  of the Company's executives and (ii) to produce the annual report on executive  compensation that is  required  by the  rules of the  Securities  and  Exchange  Commission  to be included  in the  Company's  annual  proxy  statement.  Under  the  Compensation
Committee  Charter  adopted in November,  2003, all members of the  Compensation
Committee are required to be "independent"  as defined in the Nasdaq  Standards.
The Board has  determined  that all of the current  members of the  Compensation
Committee are "independent" under these standards.

            The  Compensation  Committee  did not hold a formal  meeting  in the fiscal year ended December 31, 2003. Actions concerning  executive  compensation were  handled by the  Company's  independent  directors  during a meeting of the
Board of Directors.

            NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

            The  Nominating  and  Corporate  Governance  Committee was formed in
November,  2003, and consists of Messrs.  Carney (Chair),  Dolin,  Fischer,  and
Owings.  The Nominating and Corporate  Governance  Committee is appointed by the
Board: (i) to identify  individuals  qualified to become Board members,  (ii) to
recommend  to  the  Board  director   candidates  for  each  annual  meeting  of
stockholders  or as necessary to fill vacancies and newly created  directorships and (iii) to  perform a  leadership  role in  shaping  the  Company's  corporate governance policies, including developing and recommending to the Board a set of corporate governance  principles.  Under the Nominating and Corporate Governance
Committee  Charter,  all  members of the  Nominating  and  Corporate  Governance
Committee are required to be "independent"  as defined in the Nasdaq  Standards.
The Board has determined  that all of the current  members of the Nominating and
Corporate Governance Committee are "independent" under these standards.

            The  Nominating  and Corporate  Governance  Committee did not hold a formal meeting in the fiscal year ended December 31, 2003.

            STOCK OPTION COMMITTEE

            The members of the Stock Option Committee are Messrs.  Carney, Dolin
(Chair),  and Owings.  The Stock  Option  Committee is appointed by the Board to administer, and to approve awards under, the Company's equity based-compensation plans for employees.  Under the Stock Option Committee  Charter,  all members of the Stock Option  Committee are required to be  "independent"  as defined in the
Nasdaq  Standards.  The Board has determined  that all of the current members of the Stock Option Committee are "independent" under these standards.

                                       13

            The Stock  Option  Committee  met four times  during the fiscal year ended  December 31, 2003, and also took action by unanimous  written  consent in lieu of a meeting.  All members of the Stock Option Committee  attended at least
75% of the committee's meetings.

                                       14

COMPENSATION

            Directors who are also employees receive no compensation for serving on the Company's Board of Directors.  Non-employee  directors are reimbursed for all travel and other expenses  incurred in connection  with attending  Board and
Committee meetings.

            Pursuant to the 1994 Outside  Directors Stock Option Plan (the "1994
Plan"), as amended,  each non-employee director of the Company was entitled upon becoming a  non-employee  director  to  receive  an initial  grant of options to acquire  50,000 shares of Common Stock and an annual grant of options to acquire
10,000 shares of Common Stock on the date of each Annual Meeting of Stockholders of the Company.  These stock options were granted with per share exercise prices equal to the fair  market  value of the  Common  Stock on the date of  grant.  A director who received an initial  grant of options to acquire  50,000  shares of
Common Stock  within six months  prior to an Annual  Meeting was not entitled to receive an annual grant of options to acquire  10,000  shares of Common Stock on the date of the Annual Meeting.

            In May 2003,  each of Messrs.  Dolin,  Fischer  and Owings  received options to purchase  10,000 shares of Common Stock at an exercise price of $5.33 per share as an annual  grant  under  the 1994  Plan,  as  amended.  Mr.  Carney received  options to purchase 50,000 shares of Common Stock at an exercise price of $5.33 per share as his initial grant of options upon becoming a director.

            The Company's  1994 Plan expires in April,  2004.  Stockholders  are being asked to vote on a 2004 Outside Directors Stock Option Plan to replace the
1994 Plan. A summary of the proposed 2004 Outside Directors Stock Option Plan is set forth  elsewhere in this Proxy  Statement and a copy of the proposed plan is attached as Exhibit C.

NOMINATING PROCEDURES AND DIRECTOR QUALIFICATIONS

            The  Nominating and Corporate  Governance  Committee has adopted the following policies regarding nominations and director qualifications:

I.          Consideration of Nominees Recommended by Shareholders

            The Committee  recognizes  that qualified  candidates for nomination for Director can come from many different sources,  including from the Company's shareholders.  The Committee will  therefore  consider any nominee who meets the minimum qualifications set forth below.

            To propose a nominee,  a  shareholder  must  provide  the  following information:

            1.  The shareholder's name and, if different, the name of the holder of record of the shares.

            2.  The shareholder's address and telephone number.

            3.  The name of the proposed nominee.

                                       15

            4.  The address and phone number of the proposed nominee.

            5.  A listing of the proposed nominee's qualifications.

            6.  A statement by the  shareholder  revealing  whether the proposed nominee has  assented to the  submission  of her/his name by the shareholder.

            7.  A statement  from the  shareholder  describing  any  business or other relationship with the nominee.

            8.  A statement  from the  shareholder  stating why the  shareholder believes  the  nominee  would  be a  valuable  addition  to  the
                Company's Board of Directors.

            The shareholder should submit the required information to:

                    Nominating and Corporate Governance Committee
                    c/o General Counsel
                    FalconStor Software, Inc.
                    2 Huntington Quadrangle
                    Melville, NY  11747

            With a copy to:

                    Director Human Resources
                    FalconStor Software, Inc.
                    2 Huntington Quadrangle
                    Melville, NY  11747

            If any  information  is missing,  the  proposed  nominee will not be considered.

II.         Qualifications for Candidates

            The  Committee  believes that the Company and its  shareholders  are best served by having directors from diverse backgrounds who can bring different skills to the Company.  It is  therefore  not possible to create a rigid list of qualifications for Director candidates.  However,  absent unique  circumstances, the Committee  expects that each  candidate  should have the  following  minimum qualifications:

            o   Substantial   experience   with   technology   companies.   This
                experience  may be the result of  employment  with a  technology company or may be gained through other means,  such as financial analysis of technology companies.

            o   A  current  or  former   leadership   role  in  a  sophisticated
                enterprise.

            o   The highest ethical standards.

                                       16

            o   The ability to commit all time  necessary  to perform  Board and committee duties.

            At any time,  the Committee  may be looking for director  candidates with  certain  qualifications  or skills to replace  departing  directors  or to complement the skills of existing directors and to add to the value of the Board of Directors.

III.        Identification and Evaluation of Candidates

            Candidates  for  director  may  come  from  many  different  sources including, among others, recommendations from current directors, recommendations from management, third-party search organizations, and shareholders.

            In each instance,  the Committee will perform a thorough examination of the  candidate.  An initial  screening  will be  performed to ensure that the candidate meets the minimum  qualifications  set forth above and has skills that would enhance the Board of Directors.  Following the initial  screening,  if the candidate is still viewed as a potential  nominee,  the  Committee  will perform additional  evaluations  including,  among  other  things,  some  or  all of the
following:   Detailed  resume  review;  personal  interviews;   interviews  with
employer(s); and interviews with peer(s).

            All candidates  will be reviewed to determine  whether they meet the independence standards of the Nasdaq Standards. Failure to meet the independence standards  may be a  disqualifying  factor  based  on the  Board  of  Director's composition at the time. Even if failure to meet the  independence  standards is not by itself  disqualifying,  it will be taken into account by the Committee in determining  whether the  candidate  would make a valuable  contribution  to the
Board of Directors.

CONTACTING THE BOARD OF DIRECTORS

            Stockholders and others may contact  FalconStor's Board of Directors by sending a letter to:

                     Board of Directors
                     FalconStor Software, Inc.
                     2 Huntington Quadrangle
                     Melville, NY  11747

or by clicking on the  "Contact  FalconStor's  Board of  Directors"  link on the
FalconStor Corporate Governance home page at www.falconstor.com/governance.asp.

            Communications  directed to the Board of  Directors  are screened by the Company's Legal and/or Investor Relations departments.  Requests for Company
information  are  handled  by  the   appropriate   Company   department.   Other
communications are reviewed to determine if forwarding to the Board of Directors is necessary or appropriate. The Board of Directors receives a quarterly summary of all  communications  that are not  forwarded  to the Board's  attention.  All communications  are kept on file for two years for any  Director  who  wishes to view them.

                                       17

MANAGEMENT

EXECUTIVE OFFICERS OF THE COMPANY

            The following  table  contains the names,  positions and ages of the executive officers of the Company who are not directors.

NAME                POSITION                                                AGE
----                --------                                                ---
James Weber         Chief Financial Officer, Treasurer and Vice President   33
Wayne Lam           Vice President, Marketing                               40

            JAMES WEBER has served as Chief Financial  Officer,  Treasurer and a
Vice President since  February,  2004. Mr. Weber has over 10 years of financial, accounting and management experience. Prior to becoming CFO, Mr. Weber served as worldwide Corporate Controller of FalconStor since April 2001. From 1998 through
2001,  Mr. Weber served as Corporate  Controller for  theglobe.com,  an Internet community. Before joining theglobe.com, Mr. Weber had been an audit manager with
KPMG and had  several  years of public  accounting  experience.  Mr.  Weber is a
Certified  Public  Accountant in the State of New York and received his Bachelor of Science degree in accounting from Fordham University.

            WAYNE LAM has  served as a vice  president  of the  Company  and its predecessor  entity since April 2000. Mr. Lam has more than 15 years of software development and corporate management  experience.  As vice president at Computer
Associates, he held various roles in product marketing, business development and product  development.  Mr.  Lam  joined  Computer  Associates  in 1996  with its acquisition  of Cheyenne  Software,  where he held various  positions  including general  manager of Cheyenne  Software  Netware  Division,  director of business development,  and head of Cheyenne  Communications,  a business development unit focusing on  communication  software.  From 1989 to 1993 he was  co-founder  and chief executive officer of Applied  Programming  Technologies,  where he managed all aspects of its operations and development projects. From 1987 to 1989 he was vice president of engineering at Advanced Graphic Applications, where he managed the  development of PC-based  document  management  systems and optical  storage device drivers. Mr. Lam has a B.E. in Electrical  Engineering from Cooper Union, where he was involved  with a privately  funded  research  project  studying the feasibility of building  paperless  offices using optical storage  devices.  The success of the project led to the formation of Advanced Graphic Applications.

                             EXECUTIVE COMPENSATION

            SUMMARY  COMPENSATION TABLE. The following table sets forth, for the fiscal years indicated,  all  compensation  awarded to, paid to or earned by the
Company's  chief executive  officer and the Company's  other executive  officers
(collectively,  the "Named  Executive  Officers").  The  executive  compensation provided  below reflects the executive  compensation  information of the Company for the years indicated.

                                       18

                           SUMMARY COMPENSATION TABLE

   Name and Principal                                                                        Long Term
         Position                              Annual Compensation                          Compensation
---------------------------    -----------------------------------------------------     --------------------

                                                                       Other Annual          Securities               All Other
                                          Salary        Bonus          Compensation          Underlying              Compensation
                               Year         ($)          ($)               ($)(3)            Options (#)                ($)(4)
                               ----      ---------    -----------      -------------      --------------------     --------------

ReiJane Huai...............    2003       $150,000        --               $24,000               --                      --
Chairman and Chief             2002       $150,000        --               $24,000               --                      --
Executive Officer              2001       $170,833        --               $ 8,000               --                   $ 239,924

Jacob Ferng (1)...........     2003       $120,000        --                   --                --                      --
Former Chief Financial Officer 2002       $100,000        --                   --             175,000                    --
and Vice President             2001       $ 95,833    $ 20,000 (2)             --                --                      --

Wayne Lam...............       2003       $120,000        --                   --             100,000                    --
Vice President-Marketing       2002       $100,000        --                   --             225,000                    --
                               2001       $ 96,667    $ 10,000 (2)             --                --                      --

(1)    Mr.  Ferng  resigned as Chief  Financial  Officer and Vice  President  on
       February 4, 2004.
(2)    Bonuses of $20,000 and $10,000  for Mr.  Ferng and Mr. Lam,  respectively were paid in 2002 for services rendered in 2001.
(3)    Mr. Huai was given automobile  allowances of $24,000 in 2003 and 2002 and
       $8,000 in 2001.
(4)    Mr.  Huai  was  reimbursed  $239,924  in June  2001  for the  payment  of
       Hart-Scott-Rodino  filing  fees as well as all  taxes  that were due as a result of this reimbursement. The filing fees were incurred in connection with FalconStor's merger with Network Peripherals, Inc.

                      OPTION GRANTS DURING 2003 FISCAL YEAR

            The  following  table  provides  information  related  to options to purchase  Common Stock granted to the Company's Named  Executive  Officers.  The
Company  currently  does not have any  plans  providing  for the  grant of stock appreciation rights.

                                                                                          POTENTIAL REALIZABLE VALUE AT
                                                                                          ASSUMED RATES OF STOCK PRICE
                                                                                           APPRECIATION FOR OPTION
                                INDIVIDUAL GRANTS                                                  TERM(2)
---------------------------------------------------------------------------------------------------------------------------
                                    % OF TOTAL
                  NUMBER OF           OPTIONS        EXERCISE
                  SECURITIES        GRANTED TO       OR BASE
                  UNDERLYING        EMPLOYEES IN       PRICE
  NAME             OPTION(#)         FISCAL YEAR     ($/SH)(1)     EXPIRATION DATE             5%               10%
--------------------------------------------------------------------------------------------------------------------------

Wayne Lam         100,000(3)           4%              $8.43       December 22, 2013        $530,158.17      $1,343,524.89

                                       19

(1) The option  exercise price must be paid in cash. The exercise price is equal to or greater  than the fair  market  value of the  Common  Stock on the date of grant.

(2) The potential  realizable  value portion of the foregoing table  illustrates values that might be realized upon exercise of the options  immediately prior to the  expiration  of their  term,  assuming  the  specified  compounded  rates of appreciation on the Company's  Common Stock over the term of the options.  These numbers do not take into account  provisions  of certain  op  tions  providing for
termination    of   the   option    following    termination    of   employment,
non-transferability  or  differences  in  vesting  periods.  Regardless  of  the theoretical  value of an option,  its ultimate value will depend upon the market value of the Common  Stock at a future  date,  and that  value will  depend on a variety of factors,  including the overall condition of the stock market and the
Company's  results  of  operations  and  financial  condition.  There  can be no assurance that the values reflected in this table will be achieved.

(3) These options become exercisable with respect to 33% of the shares indicated
on December 22 in each of 2004 and 2005 and 34% in 2006.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

            The following  table sets forth certain  information  concerning the number of options  exercised  during 2003 and unexercised  stock options held by the Named Executive Officers as of December 31, 2003.

                  Shares                     Number of Securities          Value of Unexercised In-
                 Acquired                   Underlying Unexercised           the-Money Options at
                     on         Value       Options at 2003 Fiscal           2003 Fiscal Year-End
                 Exercise      Realized         Year-End (#)                         ($)(2)
Name                (#)         ($)(1)     Exercisable/Unexercisable      Exercisable/Unexercisable
----               ----         ------     -------------------------      -------------------------

ReiJane Huai        --            --                0/0                             0/0

Jacob Ferng         --            --           251,206/368,458              $1,869,753/$499,326

Wayne Lam         80,000       $337,066        282,991/250,752              $2,075,600/$687,776

-------------------

(1)   Represents  the fair  value of the  underlying  securities  on the date of exercise, less the exercise price of such options.

(2)   On December 31, 2003, the last reported sales price of the Common Stock as reported on The Nasdaq National Market was $8.74.

                                       20

                      EQUITY COMPENSATION PLAN INFORMATION

The Company currently does not have any equity  compensation  plans not approved by security holders.

                           Number of                                       Number of Securities
                        Securities to be            Weighted -            Remaining Available for
                          Issued upon            Average exercise          Future Issuance Under
                          Exercise of               Price of                Equity Compensation
                          Outstanding              Outstanding                Plans (Excluding
                        Options, Warrants         Options, Warrants       Securities Reflected in
                           and Rights                and Rights                 Column (a))
Plan Category                 (a)                        (b)                         (c)
-------------                 ---                        ---                         ---

Equity compensation
plans approved by
security holders......     9,860,425                   $ 4.29                     1,410,855

                              EMPLOYMENT AGREEMENTS

            The Company has entered into an  employment  agreement  with ReiJane
Huai dated as of September  2001,  providing  for the  employment of Mr. Huai as
Chairman,  President  and Chief  Executive  Officer.  The  employment  agreement provides that Mr. Huai shall devote  substantially  all of his professional time to the business of the Company.  The employment agreement provides a base salary in the amount of $150,000, subject to an increase of $15,000 per annum, provided that the Company's  earnings were higher than the previous year, as certified by either the Company's Chief Financial Offer or its independent  auditors and such other increases as determined by the Board of Directors.  The agreement contains non-competition,  confidentiality and non-solicitation provisions that apply for twenty-four months after cessation of employment.

                              SEVERANCE AGREEMENTS

            The Company has entered into Change of Control  Contracts  with each of ReiJane Huai and Wayne Lam,  dated as of December 2001, and with James Weber, dated as of  February  2004,  that  provide  for  severance  pay and  incidental benefits  if there is a change in  control  of the  Company  (as  defined in the
Change of Control Contracts). The payment for Messrs. Huai and Lam is a lump sum payment equal to 4.0 times one year's annual  compensation.  The payment for Mr.
Weber is a lump sum payment equal to 3.0 times one year's  annual  compensation.
The agreements also provide such individuals with the right to replace all stock

                                       21

options whether vested or not with fully vested stock options,  or alternatively the right to receive a cash payment for  surrendering  the options  equal to the difference  between the full exercise price of each option  surrendered  and the greater  of the price per share  paid by the  acquirer  in the change of control transaction or the market price of the Company's Common Stock on the date of the change of control.  Finally, the agreements provide that if any excise taxes are imposed on Messrs.  Huai, Lam and Weber by Section 4999 of the Internal  Revenue
Code of 1986, as amended, the Company will make them whole.

            REPORT ON REPRICING OF OPTIONS.  None of the stock  options  granted under any of the Company's plans was repriced in the fiscal year ended 2003.

            COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION.  Messrs.
ReiJane  Huai,  Patrick B. Carney,  Lawrence S. Dolin,  Steven R.  Fischer,  and
Steven H. Owings served as members of the Compensation Committee of the Board of
Directors at various times during the fiscal year ended  December 31, 2003.  For information relating to transactions involving the Company and such individuals, please see "Certain Relationships and Related Transactions."

AUDIT COMMITTEE REPORT

            The Board of  Directors  appoints  an Audit  Committee  each year to review  the  Company's  financial  matters.  Please  see the  "Audit  Committee"
discussion in the "Board of Directors"  section,  above, for a discussion of the
Audit Committee.

            The Audit Committee meets with the Company's independent accountants and  reviews the scope of their  audit,  report and  recommendations.  The Audit
Committee  members reviewed and discussed the audited  financial  statements for the fiscal year ending  December 31, 2003 with  management.  The Audit Committee also discussed all the matters required to be discussed by Statement of Auditing
Standard No. 61 with the  Company's  independent  auditors,  KPMG LLP. The Audit
Committee  received  the  written  disclosures  and the letter  from KPMG LLP as required by  Independence  Standards  Board Standard No. 1 and has discussed the independence of KPMG LLP with representatives of such firm.

            Based on their review and the discussions described above, the Audit
Committee  recommended  to the Board of  Directors  that the  Company's  audited financial  statements be included in the Company's Annual Report on Form 10-K to be filed with the SEC.

                           Audit Committee
                           ---------------
                           Lawrence S. Dolin
                           Steven H. Owings
                           Steven R. Fischer

                                       22

2003 COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION:

            GENERAL

            During the fiscal year ended  December  31, 2003,  the  Compensation
Committee  determined the cash and other incentive  compensation,  if any, to be paid to the  Company's  executive  officers  and key  employees.  Please see the
"Compensation  Committee" discussion in the "Board of Directors" section, above, for a discussion of the Compensation Committee.

            COMPENSATION PHILOSOPHY

            The Compensation Committee's executive compensation philosophy is to base management's compensation,  in part, on achievement of the Company's annual and long-term  performance goals, to provide competitive levels of compensation, to recognize  individual  initiative,  achievement  and length of service to the
Company,  and to assist  the  Company  in  attracting  and  retaining  qualified management.  The  Compensation  Committee  also  believes that the potential for equity  ownership by  management  is  beneficial  in aligning  management's  and stockholders' interests in the enhancement of stockholder value. The Company has not  established a policy with regard to Section 162(m) of the Internal  Revenue
Code of 1986, as amended (the  "Code"),  since the Company has not paid and does not currently  anticipate paying  compensation in excess of $1 million per annum to any employee.  The Company believes,  however, that any compensation received by executive officers pursuant to the exercise of options granted under the 2000
Plan qualifies as "performance-based" compensation.

            SALARIES

            Base salaries for the Company's  executive  officers are  determined initially  by  evaluating  the  responsibilities  of the  position  held and the experience of the individual,  and by reference to the  competitive  marketplace for  management  talent,  including a comparison of base salaries for comparable positions at other comparable  companies.  Base salary compensation of executive officers is reviewed annually by the Compensation Committee, and recommendations of the  Compensation  Committee  in that  regard  are acted upon by the Board of
Directors.   Annual  salary   adjustments   are  determined  by  evaluating  the
competitive  marketplace;   the  performance  of  the  Company,  which  includes
operating results of the Company and cash management;  quality of products;  the performance of the executive;  and the length of the executive's  service to the
Company and any increased responsibilities assumed by the executive. The Company places itself between the low and medium levels in determining salaries compared to the other comparable storage software companies.

            INCENTIVE COMPENSATION

            The  Company  from  time  to  time  will  consider  the  payment  of discretionary  bonuses to its  executive  officers.  Bonuses would be determined based,  first, upon the level of achievement by the Company of its strategic and operating  goals  and,  second,  upon  the  level  of  personal  achievement  by participants.  The  achievement  of goals by the Company  includes,  among other things,  the performance of the Company as measured by the operating  results of the Company and quality of products.  The achievement of personal goals includes the actual  performance of the department of the Company for which the executive officer has responsibility as compared to the planned performance thereof, other individual  contributions,  the ability to manage and motivate employees and the achievement  of assigned  projects.  Bonuses are  determined  annually after the close of each fiscal year. Despite achievement of personal goals,  bonuses might not be given based upon the performance of the Company as a whole.

                                       23

            COMPENSATION OF CHIEF EXECUTIVE OFFICER

            Mr. Huai's  salary in 2003 was $150,000.  Mr. Huai's salary is based upon the factors described in the "Salaries" paragraph above. His base salary is set forth in his employment contract.

                                       24

            STOCK OPTION AND OTHER PLANS

            The Company awarded options to the Named Executive  Officers in 2003 as set forth in the  table,  above.  It is the  philosophy  of the  Compensation
Committee  that stock  options  should be awarded to employees of the Company to
promote   long-term   interests   between  such   employees  and  the  Company's
stockholders  through an equity  interest  in the  Company  and to assist in the retention of such  employees.  The  Compensation  Committee also  considered the amount and terms of options previously granted to Named Executive Officers.  The
Compensation Committee believes the potential for equity ownership by management is  beneficial  in  aligning  management's  and  stockholders'  interest  in the enhancement of stockholder value.

                             Compensation Committee:
                             -----------------------
                             Patrick B. Carney
                             Steven R. Fischer
                             Steven H. Owings

COMMON STOCK PERFORMANCE:  The following graph compares, for each of the periods indicated,  the percentage change in the Company's  cumulative total stockholder return on the Company's  Common Stock with the cumulative  total return of a) an index  consisting  of Computer  Software  and Services  companies,  a peer group index,  and b) the Russell 3000 Index,  a broad equity market  index.  The stock price information for the Company at fiscal year ends prior to fiscal year ended
December 31, 2001, reflects the stock price of Network Peripherals, Inc.

                                [OBJECT OMITTED]

                                       25

                     ASSUMES $100 INVESTED ON DEC. 31, 1998
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2003

                               Fiscal year ending

                                 12/31/98   12/31/99   12/31/00  12/31/01    12/31/02    12/31/03

FalconStor Software, Inc.         100.00    1,050.00    143.07    201.33       86.22     194.22

MG Group Computer
Software & Services Index     100.00     171.61     103.11     91.35       62.22      80.45

Russell 3000 Index                100.00     119.36     109.18     95.39       73.63      94.79

            There can be no assurance that the Common Stock's  performance  will continue with the same or similar trends depicted in the graph above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            None.

                                       26

                                 PROPOSAL NO. 2

            APPROVAL OF THE 2004 OUTSIDE DIRECTORS STOCK OPTION PLAN

            The Board of  Directors  proposes  that the 2004  Outside  Directors
Stock Option Plan (the "2004  Plan") be  approved.  The 2004 Plan was adopted by the Board of Directors on March 29, 2004.

            The  Board of  Directors  believes  it is in the  Company's  and its stockholders'  best  interests  to  approve  the 2004 Plan.  The 2004  Plan,  as proposed,  is intended to assist the Company in securing and retaining directors by  allowing  them to  participate  in the  ownership  and growth of the Company through the grant of  nonqualified  stock options.  The granting of such options serves as partial consideration for and gives optionees an additional inducement to remain in the service of the Company and its  subsidiaries  and provides them with an increased incentive to work towards the Company's success.

            On April 26, 1994,  the Board of  Directors  of NPI,  the  Company's
predecessor,  adopted the 1994  Outside  Directors  Stock Option Plan (the "1994
Plan").  The  1994  Plan  was  approved  at  the  1994  Annual  Meeting  of  NPI stockholders. The 1994 Plan expires on April 26, 2004.

            The  proposed  2004 Plan is  attached  as  Exhibit  C to this  Proxy
Statement.

SUMMARY OF THE 2004 PLAN

            The  following  summary  of  the  2004  Plan,  assuming  stockholder approval,  is qualified  in its  entirety by the  specific  language of the 2004
Plan.

            General.   The  2004  Plan  provides  for  the  automatic  grant  of
nonstatutory stock options to nonemployee directors of the Company.

            Shares  Subject to Plan. A maximum of 300,000 of the  authorized but unissued  or  treasury  shares of the common  stock of the Company may be issued upon the  exercise  of  options  granted  under  the 2004  Plan.  Upon any stock dividend,  stock  split,  reverse  stock split,  recapitalization,  combination, reclassification,  or similar  change in the capital  structure  of the Company, appropriate  adjustments will be made to the shares subject to the 2004 Plan, to the terms of the automatic grant of options  described below, and to outstanding options.  To the extent that any outstanding  option under the 2004 Plan expires or terminates prior to exercise in full or if shares issued upon the exercise of an option are  repurchased by the Company,  the shares of Common Stock for which such option is not exercised or the repurchased  shares are returned to the plan and again become available for grant.

            Administration.  The 2004 Plan is intended to operate  automatically without discretionary administration. To the extent administration is necessary, it will be performed by the Board of Directors or a duly appointed  committee of the Board (hereinafter  referred to collectively as the "Board").  However,  the
Board has no discretion to select the  nonemployee  directors of the Company who are  granted  options  under the 2004 Plan,  to set the  exercise  price of such options,  to  determine  the  number  of  shares  for which or the time at which particular options are granted or to establish the duration of such options. The
Board is authorized to interpret the 2004 Plan and options  granted  thereunder,

                                       27

and all  determinations  of the Board will be final and  binding on all  persons having an interest in the 2004 Plan or any option.

            Eligibility.  Only  directors  of the  Company  who,  at the time of grant,  are  not  employees  of the  Company  or of  any  parent  or  subsidiary corporation of the Company (the "Outside Directors") are eligible to participate in the 2004 Plan. Currently, the Company has four Outside Directors.

            Automatic  Grant of Options.  Each person first elected or appointed as an Outside  Director is granted  automatically,  on the date of such  initial election or  appointment,  an option (an  "Initial  Option") to purchase  50,000 shares of Common Stock.  On the date of each annual meeting of  stockholders  of the Company, an additional option (an "Annual Option") to purchase 10,000 shares of Common Stock is granted automatically to each Outside Director, other than an
Outside  Director who received an Initial  Option within six months prior to the annual meeting. In addition,  on the date of each annual meeting of stockholders of the Company,  each  Outside  Director  who served as the  Chairperson  of any
Committee of the Company's Board of Directors for at least six months during the most recent fiscal year is granted  automatically an option (the "Chair Option")
to purchase  5,000 shares of Common  Stock.  Any options  granted under the Plan must be granted within three years of the Plan's effective date.

            Terms and Conditions of Options.  Each option granted under the 2004
Plan is  evidenced  by a written  agreement  between the Company and the Outside
Director  specifying  the  number of shares  subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2004
Plan.  The exercise  price per share of any option  granted  under the 2004 Plan must equal the fair market value, as determined pursuant to the plan, of a share of the Company's Common Stock on the date of grant.  Generally,  the fair market value of the  Common  Stock will be the  closing  price per share on the date of grant as reported on The Nasdaq National Market.  The exercise price may be paid in cash, by check, or in cash  equivalent,  by tender of shares of the Company's
Common  Stock owned by the  optionee  (other than  shares  obtained  through the exercise of options  within the prior six months) having a fair market value not less than the exercise price to an independent  broker, by the assignment of the proceeds of a sale of some or all of the shares of Common  Stock being  acquired upon the exercise of the option, or by any combination of these.

            Options granted under the 2004 Plan become  exercisable at a rate of
33  1/3%  one  year  after  the  date of  grant  and  then  ratably  in  monthly installments  over the succeeding two years of service.  The term of each option is 10 years after the date of grant, subject to earlier termination in the event the  optionee's  service with the Company  ceases or in the event of a Change in
Control of the Company,  as discussed below.  Options remain  exercisable for 90 days  following an optionee's  termination of service,  unless such  termination results  from the  optionee's  death or  disability,  in which  case the  option remains exercisable for 3 years following the optionee's termination of service, provided  that in any event  the  option  must be  exercised  no later  than its expiration  date.  "Service"  for purposes of the 2004 Plan means service to the
Company in any capacity, whether as a director, employee or consultant.

            In general,  during the lifetime of the optionee,  the option may be exercised only by the optionee and may not be transferred or assigned, except by will or the laws of descent and  distribution.  However,  in order to facilitate estate planning by the directors,  the 2004 plan provides that, with the consent

                                       28

of the Board, the optionee may transfer all or a portion of the option to (i) an immediate family member,  (ii) a trust for the exclusive benefit of the optionee and/or one or more immediate  family  members,  (iii) a partnership in which the optionee and/or one or more immediate  family members are the only partners,  or
(iv)  such  other  person or entity  as the  Board  permits.  For this  purpose,
"immediate family member" means the optionee's spouse,  former spouse,  children or grandchildren, whether natural or adopted.

            Change in Control.  The 2004 Plan provides that, in the event of (i)
a merger or consolidation in which the Company is not the surviving  corporation or in which the  stockholders  of the  Company  before such  transaction  do not retain after such  transaction,  directly or indirectly,  at least a majority of the  beneficial  interest  in the voting  stock of the  Company,  (ii) the sale, exchange or transfer  of all or  substantially  all of the assets of the Company other than to one or more subsidiary corporations,  (iii) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially  all of the stock of the Company where the  stockholders  of the Company  before such transaction do not retain after such  transaction,  directly or  indirectly,  at least a majority of the beneficial  interest in the voting stock of the Company, or (iv) a liquidation or dissolution of the Company (a "Change in Control"), all options outstanding under the 2004 Plan will become immediately  exercisable and vested  in full as of the date  ten days  prior to the  Change  in  Control.  In addition,  the  acquiring  or  successor  corporation  may assume or  substitute substantially  equivalent  options  for the options  outstanding  under the 2004
Plan.  To the extent  that the options  outstanding  under the 2004 Plan are not assumed, substituted for, or exercised prior to the Change in Control, they will terminate.

            Repricing.  The 2004 Plan provides  that Options  granted may not be repriced  or replaced  without the  approval of the holders of a majority of the
Company's common stock.

            Termination  or  Amendment.  The 2004 Plan  provides  that it may be terminated or amended by the Board at any time, subject to stockholder  approval only if such amendment would increase the total number of shares of Common Stock reserved for issuance thereunder.

SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

            Non-Qualified Stock Options.  Upon exercise of a non-qualified stock option granted under the 2004 Plan, the grantee will recognize  ordinary  income in an amount equal to the excess of the fair market value of the shares received over the exercise  price of such shares.  That amount  increases  the  grantee's basis in the  stock  acquired  pursuant  to the  exercise  of the  non-qualified option.  Upon a subsequent sale of the stock,  the grantee will incur short-term or long-term  gain or loss  depending upon his holding period for the shares and upon the shares'  subsequent  appreciation  or  depreciation  in the value.  The
Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the grantee upon the grantee's exercise of the option.

            Summary of Tax Consequences.  This outline is no more than a summary of the  federal  income tax  provisions  relating  to the grant and  exercise of options and stock appreciation rights under the 2004 Plan and the sale of shares acquired under the 2004 Plan.  Individual  circumstances may vary these results.
The federal income tax laws and  regulations are constantly  being amended,  and each participant  should rely upon his own tax counsel for advice concerning the federal income tax provisions applicable to the 2004 Plan.

                                       29

            The Board  believes it is in the Company's best interests to approve the 2004 Plan,  which would allow the Company to grant options to secure for the
Company the benefits of the  additional  incentive  inherent in the ownership of shares of the Company's Common Stock by directors.

                                       30

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE ADOPTION OF THE 2004 OUTSIDE
DIRECTORS STOCK OPTION PLAN.

                                       31

                                 PROPOSAL NO. 3

               APPROVAL OF AMENDMENT TO THE 2000 STOCK OPTION PLAN

            The Board of Directors  proposes that the amendment to the 2000 Plan
(the "2000 Plan  Amendment") be approved,  whereby the number of shares issuable upon the  exercise  of  options  under the 2000  Plan  would be  increased  from
12,662,296 to 14,162,296.

            As of the Record  Date,  options to purchase  1,261,271  shares were available for grant under the 2000 Plan and options to purchase 9,231,747 shares were  issued  and  outstanding,  with  a  weighted  average  exercise  price  of approximately  $4.30 per share.  All such issued  options vest over a three-year period.

            The 2000 Plan is  intended  to assist the  Company in  securing  and retaining  employees,  officers,  consultants and advisors (the  "Optionees") by allowing them to participate in the ownership and growth of the Company  through the grant of incentive  and  nonqualified  stock  options.  The granting of such options  serves  as  partial  consideration  for  and  gives  the  Optionees  an additional  inducement  to  remain  in  the  service  of  the  Company  and  its subsidiaries  and provides them with an increased  incentive to work towards the
Company's success. Shares of Common Stock may be issued under the 2000 Plan upon the  exercise  of  incentive  stock  options,  as defined in Section  422 of the
Internal Revenue Code of 1986, as amended (the "Code"),  and nonqualified  stock options.

            The  Board of  Directors  believes  it is in the  Company's  and its stockholders' best interests to approve the 2000 Plan Amendment because it would allow the  Company  to  continue  to grant  options  under  the 2000 Plan  which facilitates the benefits of the additional  incentive  inherent in the ownership of Common Stock by the  Optionees  and helps the Company  retain the services of these Optionees.

            The proposed  Amendment to the 2000 Plan is attached as Exhibit D to this Proxy Statement.

SUMMARY OF THE 2000 PLAN, AS AMENDED

            The  following  summary  of  the  2000  Plan,  assuming  stockholder approval of the above  amendment,  is  qualified in its entirety by the specific language of the 2000 Plan.

            General.  The 2000  Plan  provides  for the grant of  incentive  and nonqualified stock options to employees,  officers,  consultants and advisors of the Company.

            Shares  Subject to Plan. A maximum of 14,162,296  of the  authorized but unissued or treasury shares of the common stock of the Company may be issued upon the  exercise  of  options  granted  under  the 2000  Plan.  Upon any stock dividend,  stock  split,  reverse  stock split,  recapitalization,  combination, reclassification,  or similar  change in the capital  structure  of the Company, appropriate  adjustments will be made to the shares subject to the 2000 Plan and to outstanding options. To the extent that any outstanding option under the 2000
Plan expires or  terminates  prior to exercise in full or if shares  issued upon the exercise of an option are  repurchased by the Company,  the shares of Common
Stock for which  such  option is not  exercised  or the  repurchased  shares are

                                       32

returned to the 2000 Plan and again become  available for grant. No optionee may be granted, in total, options to purchase more than 15% of the shares authorized under the plan.

            Administration. The 2000 Plan will be administered by a Stock Option
Committee, consisting of two or more members of the Board of Directors appointed by the Board of Directors. The Stock Option Committee will approve option grants to employees,  officers, consultants and advisors of the Company, subject to the provisions of the 2000 Plan. The Stock Option Committee will also make any other determinations  necessary or advisable for the  administration of the 2000 Plan.
The determinations by the Stock Option Committee will be final and conclusive.

            Eligibility.  Employees,  officers,  consultants and advisors of the
Company are eligible to participate in the 2000 Plan.

            Terms and Conditions of Options.  Each option granted under the 2000
Plan is  evidenced by a written  agreement  between the Company and the optionee specifying  the number of shares  subject to the option and the other  terms and conditions of the option, consistent with the requirements of the 2000 Plan. The purchase  price of each share of Common  Stock  purchasable  under an  incentive option shall be determined  by the Stock Option  Committee at the time of grant, but shall not be less than 100% of the fair value of such share of Common  Stock on the date the option is granted;  provided,  however,  that with respect to an optionee  who, at the time such  incentive  option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all classes of stock of the Company or of any  Subsidiary,  the purchase  price  per share of Common  Stock  shall be at least  110% of the fair market value per share of Common Stock on the date of grant.  The purchase price of each share of Common Stock purchasable under a nonqualified  option shall not be less than 80% of the fair market  value of such share of Common  Stock on the date the option is granted. Generally, the fair market value of the Common Stock will be the  closing  price  per share on the date of grant as  reported  on The
Nasdaq National Market.  The exercise price may be paid in cash, by check, or in cash equivalent,  by tender of shares of the Company's Common Stock owned by the optionee  having a fair market  value not less than the exercise  price,  by the assignment  of the  proceeds  of a sale of some or all of the  shares  of Common
Stock being acquired upon the exercise of the option,  or by any  combination of these.  Not  withstanding  the  foregoing,  an optionee may not take any actions which  are  prohibited  by the  Sarbanes-Oxley  Act of 2002  and the  rules  and regulations  promulgated by the Securities and Exchange  Commission or any other agency thereunder.

            Options granted under the 2000 Plan become  exercisable at such time or times and subject to such terms and  conditions as shall be determined by the
Stock Option  Committee  at the time of grant.  The term of each option shall be determined  by the Stock Option  Committee  (but shall not be more than 10 years after  the date of  grant),  subject  to  earlier  termination  in the event the optionee's service with the Company ceases.

            In general,  during the lifetime of the optionee,  the option may be exercised only by the optionee and may not be transferred or assigned, except by will or the laws of descent and  distribution.  However,  the 2000 Plan provides that, with the consent of the Stock Option Committee, an optionee may transfer a nonqualified  option to (i) a trust for the exclusive benefit of the optionee or
(ii) a member  of the  optionee's  immediate  family  (or a trust for his or her benefit).

                                       33

            Termination or Amendment.  Unless  earlier  terminated by the Board, the 2000 Plan will  terminate on May 1, 2010. The 2000 Plan provides that it may be  terminated  or  amended  by the Board at any time,  subject  to  stockholder approval  only if such  amendment  would  increase the total number of shares of
Common Stock reserved for issuance thereunder.

SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

            INCENTIVE  STOCK OPTIONS.  Incentive stock options granted under the
2000 Option  Plan are  intended to be  "incentive  stock  options" as defined by
Section 422 of the Code.  Under  present law, the grantee of an incentive  stock option will not  realize  taxable  income upon the grant or the  exercise of the incentive  stock option and the Company will not receive an income tax deduction at either  such time.  If the  grantee  does not sell the shares  acquired  upon exercise of an  incentive  stock  option  within  either (i) two years after the grant of the incentive  stock option or (ii) one year after the date of exercise of the  incentive  stock option,  the gain upon a subsequent  sale of the shares will be taxed as long-term  capital gain.  If the grantee,  within either of the above  periods,  disposes of the shares  acquired upon exercise of the incentive stock option,  the grantee will recognize as ordinary  income an amount equal to the lesser of (i) the gain realized by the grantee upon such disposition or (ii)
the  difference  between the  exercise  price and the fair  market  value of the shares on the date of exercise.  In such event, the Company would be entitled to a corresponding  income tax deduction equal to the amount recognized as ordinary income  by the  grantee.  The gain in excess of such  amount  recognized  by the grantee  as  ordinary  income  would  be taxed as a  long-term  capital  gain or short-term  capital  gain  (subject  to  the  holding  period  requirements  for long-term or short-term capital gain treatment).

            Unless the shares  subject to an incentive  stock option are subject to a risk of forfeiture at the time the option is exercised, the exercise of the incentive  stock  option will  result in the excess of the  stock's  fair market value on the date of exercise  over the  exercise  price  being  included in the optionee's  alternative minimum taxable income (AMTI). If the shares are subject to a risk of forfeiture and are nontransferable, the excess described above will be  included  in AMTI when the risk of  forfeiture  lapses or the shares  become transferable, whichever occurs sooner. Liability for the alternative minimum tax is complex and  depends  upon an  individual's  overall  tax  situation.  Before exercising an incentive  stock  option,  a grantee  should  discuss the possible application  of the  alternative  minimum  tax with his tax  advisor in order to determine the tax's impact.

            Non-Qualified Stock Options.  Upon exercise of a non-qualified stock option granted under the 2000 Plan, the grantee will recognize  ordinary  income in an amount equal to the excess of the fair market value of the shares received over the exercise  price of such shares.  That amount  increases  the  grantee's basis in the  stock  acquired  pursuant  to the  exercise  of the  non-qualified option.  Upon a subsequent sale of the stock,  the grantee will incur short-term or long-term  gain or loss  depending upon his holding period for the shares and upon the shares'  subsequent  appreciation  or  depreciation  in the value.  The
Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the grantee upon the grantee's exercise of the option.

            Summary of Tax Consequences.  This outline is no more than a summary of the  federal  income tax  provisions  relating  to the grant and  exercise of options and stock appreciation rights under the 2000 Plan and the sale of shares acquired under the 2000 Plan.  Individual  circumstances may vary these results.
The federal income tax laws and  regulations are constantly  being amended,  and

                                       34

each participant  should rely upon his own tax counsel for advice concerning the federal income tax provisions applicable to the 2000 Plan.

            The Board  believes it is in the Company's best interests to approve the 2000 Plan  Amendment,  which  would  allow the  Company to continue to grant options  under the 2000 Plan to  secure  for the  Company  the  benefits  of the additional incentive inherent in the ownership of shares of the Company's Common
Stock by employees,  officers,  consultants and advisors and to help the Company secure and retain the services of employees, officers, consultants and advisors.

AMENDED PLAN BENEFITS

            The following table sets forth the stock options  outstanding  under the 2000 Plan as of the Record Date.

                                                         Stock Options Outstanding

ReiJane Huai                                                      -0-

James Weber                                                    150,479

Jacob Ferng                                                    368,458

Wayne Lam                                                      533,743

All Executive Officers as a Group                            1,052,680

Non-Executive Directors and Director Nominees as a Group        10,000(1)

Non-Executive Officer Employees as a Group                   8,093,521

(1) Does not  include  options to  purchase  260,000  shares  granted to current non-employee Directors pursuant to the 1994 Outside Directors Stock Option Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

            THE BOARD OF  DIRECTORS  RECOMMENDS A VOTE FOR THE 2000 STOCK OPTION
PLAN AMENDMENT.

                                       35

                                 PROPOSAL NO. 4

                         INDEPENDENT PUBLIC ACCOUNTANTS

            The accounting firm of KPMG LLP has been selected as the independent public accountants for the Company for the fiscal year ending December 31, 2004.
Although the selection of accountants does not require  ratification,  the Audit
Committee of the Board of Directors  has directed that the  appointment  of KPMG
LLP be submitted to stockholders  for  ratification  due to the  significance of their appointment by the Company.  If stockholders do not ratify the appointment of KPMG  LLP,  the  Audit  Committee  will  consider  the  appointment  of other certified public accountants. A representative of that firm, which served as the
Company's  independent public accountants for the fiscal year ended December 31,
2003, is expected to be present at the Meeting and, if he so desires,  will have the  opportunity  to make a  statement,  and in any event will be  available  to respond to appropriate questions.

            PRINCIPAL ACCOUNTING FEES AND SERVICES

            Fees for  services  rendered by KPMG LLP for the years 2003 and 2002 fell into the following categories:

            AUDIT FEES: Fees billed for professional  services  rendered by KPMG
LLP for the audit of the Company's  annual  financial  statements for the fiscal years  ended  December  31,  2003  and  2002 and the  reviews  of the  financial statements included in the Company's Form 10-Qs for such fiscal years.

            AUDIT RELATED FEES: Fees billed for professional  services  rendered by KPMG LLP for audit related services.

            TAX FEES: Fees billed for tax related services  rendered by KPMG LLP to the Company. These fees consisted primarily of tax compliance services.

            ALL OTHER FEES: Fees billed for non-audit  related services rendered by KPMG LLP to the  Company.  These fees  consisted  primarily of reviews of SEC filings and services related to an acquisition.

            The approximate fees for each category were as follows:

                                      Year Ended December 31,
Description                         2003                 2002
Audit Fees                        $204,600             $188,700
Audit Related Fees                  $4,000               $6,000
Tax Fees                           $52,450              $59,350
Other Fees                          $3,500               $6,000

                                       36

            The Audit Committee has considered whether the provision by KPMG LLP of the services covered by the fees other than the audit fees is compatible with maintaining KPMG LLP's independence and believes that it is compatible.

            AUDIT  COMMITTEE  PRE-APPROVAL  PROCEDURES.  The  Audit  Committee's
Pre-Approval Procedures are attached to this Proxy Statement as Exhibit B.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR THE  SELECTION OF THE  INDEPENDENT
PUBLIC ACCOUNTANTS.

                                       37

                             SOLICITATION STATEMENT

            The  Company  will  bear  all  expenses  in   connection   with  the
solicitation of proxies.  In addition to the use of the mail,  solicitations may be made by the Company's regular employees, by telephone,  telegraph or personal contact, without additional compensation.  The Company will, upon their request, reimburse  brokerage  houses and persons  holding  shares of Common Stock in the names of the  Company's  nominees  for  their  reasonable  expenses  in  sending solicited material to their principals.

                              STOCKHOLDER PROPOSALS

            In order to be considered for inclusion in the proxy materials to be distributed in connection  with the next annual meeting of  stockholders  of the
Company, stockholder proposals for such meeting must be submitted to the Company no later than December 9, 2004.

            On May 21,  1998 the SEC  adopted an  amendment  to Rule  14a-4,  as promulgated  under the  Securities  and  Exchange Act of 1934,  as amended.  The amendment to Rule  14a-4(c)(1)  governs the Company's  use of its  discretionary proxy voting  authority  with respect to a  stockholder  proposal,  which is not addressed in the Company's proxy statement.  The amendment  provides that if the
Company  does not receive  notice of the  proposal at least 45 days prior to the first  anniversary  of the date of mailing of the prior year's proxy  statement, then the Company  will be permitted to use its  discretionary  voting  authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.

            With respect to the Company's 2005 Annual  Meeting of  Stockholders,
if the Company is not provided notice of a stockholder  proposal,  which has not been timely  submitted,  for  inclusion  in the  Company's  proxy  statement  by
February 22, 2005 the Company will be permitted to use its discretionary  voting authority as outlined above.

                                  OTHER MATTERS

            So far as now known,  there is no business other than that described above to be presented for action by the stockholders at the Annual Meeting,  but it is  intended  that the  proxies  will be voted  upon any  other  matters  and proposals  that may legally  come before the Annual  Meeting or any  adjournment thereof, in accordance with the discretion of the persons named therein.

                                  ANNUAL REPORT

            The  Company has sent,  or is  concurrently  sending,  to all of its stockholders  of record as of March 26, 2004 a copy of its Annual Report for the fiscal year ended December 31, 2003. Such report contains the Company's  audited consolidated financial statements for the fiscal year ended December 31, 2003.

                                       38

                                   By Order of the Board of Directors,

                                   /s/ Seth R. Horowitz

                                   Seth R. Horowitz
                                   Secretary

Dated:   Melville, New York
         April 8, 2004

            THE COMPANY  WILL  FURNISH A FREE COPY OF ITS ANNUAL  REPORT ON FORM
10-K FOR THE FISCAL YEAR ENDED  DECEMBER 31, 2003  (WITHOUT  EXHIBITS) TO ALL OF
ITS  STOCKHOLDERS OF RECORD AS OF MARCH 26, 2004 WHO WILL MAKE A WRITTEN REQUEST
TO MR.  JAMES WEBER,  CHIEF  FINANCIAL  OFFICER,  FALCONSTOR  SOFTWARE,  INC., 2
HUNTINGTON QUADRANGLE, MELVILLE, NEW YORK 11747.

                                       39

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

PURPOSE

The Audit  Committee  of the Board of  Directors  is  appointed  by the Board to assist the Board in monitoring (1) the integrity of the financial  statements of the Company, (2) the independent auditor's qualifications and independence,  (3)
the  performance  of the  Company's  internal  audit  function  and  independent auditors,  (4) the integrity of management and information  systems and internal controls,  and (5) the  compliance  by the  Company  with  legal and  regulatory requirements.

The Audit  Committee  shall  prepare  the  report  required  by the rules of the
Securities  and Exchange  Commission  (the  "Commission")  to be included in the
Company's annual proxy statement.

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence  and experience  requirements of the  NASDAQ,  Section  10A(m)(3)  of the  Securities  Exchange  Act of 1934 (the
"Exchange Act") and the rules and  regulations of the  Commission.  At least one member of the Audit Committee shall be an "audit committee  financial expert" as defined by the  Commission.  Audit  Committee  members shall not  simultaneously serve on the  audit  committees  of more than two other  public  companies.  The members of the Audit Committee shall be appointed by the Board.  Audit Committee members may be replaced by the Board.

MEETINGS

The  Audit  Committee  shall  meet as  often  as it  determines,  but  not  less frequently than quarterly.  The Audit  Committee  shall meet  periodically  with management and the independent auditor in separate executive sessions. The Audit
Committee  may request  any officer or employee of the Company or the  Company's outside  counsel or independent  auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Audit  Committee  shall have the sole  authority  to appoint or replace  the independent auditor (subject, if applicable, to shareholder  ratification).  The
Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent  auditor  (including  resolution of disagreements between management and the independent  auditor regarding  financial  reporting)
for the purpose of  preparing or issuing an audit  report or related  work.  The independent auditor shall report directly to the Audit Committee.

                                      A-1

The Audit  Committee  shall  preapprove  all  auditing  services  and  permitted non-audit  services  (including  the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services  described in Section  10A(i)(1)(B) of the Exchange Act which are approved by the Audit  Committee  prior to the completion of the audit.  The
Audit Committee may form and delegate  authority to subcommittees  consisting of one  or  more  members  when  appropriate,  including  the  authority  to  grant preapprovals of audit and permitted non-audit services,  provided that decisions of such subcommittee to grant  preapprovals shall be presented to the full Audit
Committee at its next scheduled meeting.

The Audit Committee shall review and pre-approve all related-party transactions.

The Audit Committee shall establish procedures for the receipt,  retention,  and treatment of complaints received by the Company regarding  accounting,  internal accounting  controls or auditing matters.  The Audit Committee shall ensure that such complaints are treated confidentially and anonymously.

The Audit Committee  shall have the authority,  to the extent it deems necessary or appropriate,  to retain independent legal,  accounting or other advisors. The
Company  shall  provide for  appropriate  funding,  as  determined  by the Audit
Committee,  for  payment of  compensation  to the  independent  auditor  for the purpose of rendering or issuing an audit report and to any advisors  employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess  the adequacy of this Charter  annually and  recommend any  proposed  changes  to the Board for  approval.  The Audit  Committee  shall annually review the Audit Committee's own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters
------------------------------------------

    1.   Review and discuss  with  management  and the  independent  auditor the annual audited  financial  statements,  including  disclosures  made in management's  discussion  and  analysis,  and  recommend  to the  Board whether  the  audited  financial  statements  should be included in the
         Company's  Form 10-K.  This  includes  reviewing  management's  and the
         independent   auditor's  judgment  about  the  quality,  not  just  the
         acceptability,   of  accounting   principles,   the  reasonableness  of
         significant  judgments  and  the  clarity  of  the  disclosures  in the financial statements.

    2.   Review and discuss  with  management  and the  independent  auditor the
         Company's  quarterly  financial  statements  prior to the filing of its
         Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

    3.   Discuss  with  management  and  the  independent   auditor  significant
         financial  reporting  issues and judgments made in connection  with the preparation  of  the  Company's  financial  statements,  including  any significant  changes  in the  Company's  selection  or  application  of

                                      A-2

         accounting  principles,  any  major  issues as to the  adequacy  of the
         Company's  internal  controls and any special steps adopted in light of material control deficiencies.

    4.   Review and discuss quarterly reports from the independent auditors on:

         a.    All critical accounting policies and practices to be used.

         b.    All  alternative   treatments  of  financial  information  within
               generally accepted accounting principles that have been discussed with  management,  ramifications  of the use of such  alternative disclosures  and treatments,  and the treatment  preferred by the independent auditor.

         c.    Other material  written  communications  between the  independent auditor and management, such as any management letter or schedule of unadjusted differences.

    5.   Discuss  with   management  the  Company's   earnings  press  releases,
         including the use of "pro forma" or "adjusted" non-GAAP information, as well  as  financial  information  and  earnings  guidance  provided  to analysts and rating  agencies.  Such  discussion  may be done generally
         (consisting  of discussing the types of information to be disclosed and the types of presentations to be made).

    6.   Discuss  with  management  and the  independent  auditor  the effect of regulatory  and accounting  initiatives  as well as  off-balance  sheet structures, if any, on the Company's financial statements.

    7.   Discuss with  management the Company's  major  financial risk exposures and the  steps  management  has  taken  to  monitor  and  control  such exposures,  including the Company's risk assessment and risk management policies

    8.   Discuss  with  the  independent  auditor  the  matters  required  to be discussed  by Statement  on Auditing  Standards  No. 61 relating to the conduct of the audit,  including any  difficulties  encountered  in the course of the audit work, any  restrictions  on the scope of activities or access to requested information,  and any significant  disagreements with management.

    9.   Review disclosures made to the Audit Committee by the Company's CEO and
         CFO during their certification  process for the Form 10-K and Form 10-Q about  any  significant  deficiencies  in the  design or  operation  of
         internal  controls  or  material   weaknesses  therein  and  any  fraud
         involving  management or other employees who have a significant role in the Company's internal controls.

                                      A-3

Oversight of the Company's  Relationship with the Independent Auditor
--------------------------  -----------------------------------------

    1.   Review and evaluate the lead partner of the independent auditor team.

    2.   Obtain  and  review a  report  from the  independent  auditor  at least
         annually    regarding   (a)   the   independent    auditor's   internal
         quality-control  procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by  any  inquiry  or  investigation  by  governmental  or  professional authorities  within the  preceding  five years  respecting  one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.  Evaluate the qualifications,  performance and independence of the independent auditor,  including considering whether the  auditor's  quality  controls  are  adequate  and the  provision of
         permitted   non-audit  services  is  compatible  with  maintaining  the auditor's independence,  taking into account the opinions of management
         and  internal   auditors.   The  Audit   Committee  shall  present  its
         conclusions with respect to the independent auditor to the Board.

    3.   Ensure the rotation of the audit partners as required by law.  Consider whether,  in order to assure  continuing  auditor  independence,  it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

    4.   Recommend to the Board  policies for the Company's  hiring of employees or former employees of the independent  auditor who participated in any capacity in the audit of the Company.

    5.   Discuss with the national office of the  independent  auditor issues on which they were  consulted by the  Company's  audit team and matters of audit quality and consistency.

    6.   Meet with the  independent  auditor  prior to the audit to discuss  the planning and staffing of the audit.

Compliance Oversight Responsibilities
-------------------------------------

    1.   Obtain from the  independent  auditor  assurance that Section 10A(b) of the Exchange Act has not been implicated.

    2.   Obtain  reports  from  management  and the  Company's  senior  internal
         auditing   executive  that  the  Company  and  its   subsidiary/foreign
         affiliated   entities  are  in   conformity   with   applicable   legal
         requirements  and the  Company's  Code of Business  Conduct and Ethics.
         Review  reports  and  disclosures  of  insider  and  affiliated   party
         transactions.  Advise the Board with respect to the Company's  policies
         and  procedures   regarding   compliance   with   applicable  laws  and
         regulations and with the Company's Code of Business Conduct and Ethics.

    3.   Establish  procedures  for the  receipt,  retention  and  treatment  of complaints  received  by the  Company  regarding  accounting,  internal

                                      A-4

         accounting   controls  or  auditing  matters,   and  the  confidential,
         anonymous  submission by employees of concerns  regarding  questionable accounting or auditing matters.

    4.   Discuss with management and the independent  auditor any correspondence with  regulators or  governmental  agencies and any  published  reports
         which  raise  material   issues   regarding  the  Company's   financial
         statements or accounting policies.

    5.   Discuss with the Company's  General Counsel legal matters that may have a  material  impact  on  the  financial  statements  or  the  Company's compliance policies.

LIMITATION OF AUDIT COMMITTEE'S ROLE
While the Audit Committee has the  responsibilities and powers set forth in this
Charter,  it is not the duty of the Audit Committee to plan or conduct audits or to  determine  that the  Company's  financial  statements  and  disclosures  are complete and accurate and are in accordance with generally  accepted  accounting principles and applicable rules and regulations.  These are the responsibilities of management and the independent auditor.

                                      A-5

                                    EXHIBIT B

                     AUDIT COMMITTEE PRE-APPROVAL PROCEDURES

          Guidelines of the FalconStor Software, Inc., Audit Committee
                for Pre-Approval of Independent Auditor Services

            The Audit Committee has adopted the following  guidelines  regarding the engagement of the Company's  independent auditor to perform services for the
Company:

            For  audit  services  (including   statutory  audit  engagements  as
required under local country  laws),  the  independent  auditor will provide the
Audit Committee with an engagement  letter during the first quarter of each year outlining the scope of the audit  services  proposed to be performed  during the fiscal year. If agreed to by the Audit Committee, this engagement letter will be formally accepted by the Audit Committee at its first quarter meeting.

            The  independent  auditor  will  submit to the Audit  Committee  for approval an audit  services  fee proposal  after  acceptance  of the  engagement letter.

            For non-audit services,  Company management will submit to the Audit
Committee for approval  (during the second quarter of each fiscal year) the list of  non-audit  services  that it  recommends  the  Audit  Committee  engage  the independent  auditor to provide for the fiscal year.  Company management and the independent auditor will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal  requirements.  In addition  to the  list  of  planned  non-audit  services,  a  budget  estimating non-audit  service  spending  for the fiscal  year will be  provided.  The Audit
Committee will approve both the list of permissible  non-audit  services and the budget for such services.  The Audit Committee will be informed  routinely as to the non-audit services actually provided by the independent  auditor pursuant to this pre-approval process.

            To ensure prompt handling of unexpected matters, the Audit Committee delegates  to the Chair the  authority  to amend or modify the list of  approved permissible  non-audit  services and fees. The Chair will report action taken to the Audit Committee at the next Audit Committee meeting.

            The  independent  auditor  must ensure that all audit and  non-audit services provided to the Company have been approved by the Audit Committee.  The
Company Controller will be responsible for tracking all independent auditor fees against the budget for such  services and report at least  annually to the Audit
Committee.

                                      B-1

                                    EXHIBIT C

                    2004 OUTSIDE DIRECTORS STOCK OPTION PLAN

    1.   PURPOSE.  The FalconStor  Software,  Inc. 2004 Outside  Directors Stock
         Option Plan (the "Plan") is established effective as of the 29th day of
         March, 2004, (the "Effective Date") to create additional  incentive for the non employee  directors of  FalconStor  Software,  Inc., a Delaware
         corporation,   and  any  successor  corporation  thereto  (collectively
         referred  to as the  "Company")  to promote the  financial  success and progress  of the  Company  and any  present  or  future  parent  and/or subsidiary  corporations  of the  Company.  For purposes of the Plan, a parent corporation and a subsidiary  corporation shall be as defined in sections  424(e) and 424(f) of the Internal  Revenue  Code of 1986,  as
         amended (the "Code").

    2.   ADMINISTRATION.  The  Plan  shall  be  administered  by  the  Board  of
         Directors  of the  Company  (the  "Board")  and/or by a duly  appointed committee  of the Board having such powers as shall be specified by the
         Board.  Any subsequent  references  herein to the Board shall also mean the committee if such  committee  has been  appointed  and,  unless the powers of the committee have been specifically  limited,  the committee shall have all of the powers of the Board  granted  herein,  including, without  limitation,  the power to  terminate  or amend the Plan at any time  subject to the terms of the Plan and any  applicable  limitations imposed by law. The Board shall have no authority,  discretion or power to select the  non-employee  directors  of the Company who will receive options  under  the  Plan,  to set the  exercise  price of the  options granted  under the Plan,  to  determine  the number of shares of common stock to be granted  under option or the time at which such options are to be granted,  to establish the duration of option grants, or to alter other terms or conditions specified in the Plan, except in the sense of administering  the Plan  subject  to the  provisions  of the Plan.  All questions of interpretation of the Plan or of any options granted under the Plan (an  "Option")  shall be  determined  by the  Board,  and such determinations  shall be final and binding  upon all persons  having an interest  in the Plan  and/or any  Option.  Any  officer of the Company shall have the  authority  to act on behalf of the Company with respect
         to  any  matter,   right,   obligation,   or  election   which  is  the
         responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter,  right, obligation, or election.

    3.   ELIGIBILITY  AND  TYPE  OF  OPTION.  Options  may be  granted  only  to directors  of the  Company  who,  at the  time of such  grant,  are not employees of the Company or of any parent or subsidiary  corporation of the Company ("Outside Directors"). Options granted to Outside Directors shall be  nonqualified  stock  options;  that is,  options that are not treated as having been  granted  under  section  422(b) of the Code.  A person granted an Option is hereinafter referred to as an "Optionee".

    4.   SHARES  SUBJECT TO OPTION.  Options shall be for the purchase of shares of authorized  but unissued  common stock or treasury  shares of common stock of the Company (the  "Stock"),  subject to adjustment as provided in paragraph 8 below.  The maximum  number of shares of Stock which may

                                      C-1

         be issued  under the Plan  shall be Three  Hundred  Thousand  (300,000)
         shares. In the event that any outstanding Option for any reason expires or is  terminated  and/or  shares of Stock  subject to  repurchase  are repurchased  by the Company,  the shares  allocable to the  unexercised portion  of such  Option,  or such  repurchased  shares,  may  again be subject to an Option grant.

    5.   TIME FOR GRANTING  OPTIONS.  All Options  shall be granted,  if at all, within three years from the Effective Date.

    6.   TERMS, CONDITIONS AND FORM OF OPTIONS.  Options granted pursuant to the
         Plan shall be evidenced by written agreements  specifying the number of shares of Stock covered  thereby,  in  substantially  the form attached hereto as Exhibit A (the "Option  Agreement"),  which written agreement may  incorporate  all or any of the terms of the Plan by reference  and shall comply with and be subject to the following terms and conditions:

         a.    AUTOMATIC  GRANT OF OPTIONS.  Subject to  execution by an Outside
               Director of an  appropriate  Option  Agreement,  Options shall be granted automatically and without further action of the Board, as follows:

               i.   Each person who is newly  elected or appointed as an Outside
                    Director on or after the Effective  Date shall be granted an
                    Option on the day of such initial election or appointment to purchase Fifty Thousand (50,000) shares of Stock.
               ii.  On the date of each Annual  Meeting of  Stockholders  of the
                    Company  occurring  after the Effective  Date,  each Outside
                    Director shall be granted an Option to purchase Ten Thousand
                    (10,000)  shares of Stock;  provided,  however,  that in the event an Outside  Director  was elected or  appointed  as an
                    Outside  Director and was granted an Option  pursuant to the provisions of  subparagraph  6(a)(i) above within six months prior to the Annual  Meeting of  Stockholders,  that Outside
                    Director  shall be  ineligible  to  receive  an Option  with respect to such Annual Meeting of Stockholders.
              iii.  On the date of each Annual  Meeting of  Stockholders  of the
                    Company, each Outside Director who served as the Chairperson of any committee of the Company's  Board of Directors for at
                    least  six  months  during  the   Company's   most  recently
                    concluded fiscal year shall be granted an Option to purchase
                    Five  Thousand  (5,000)  shares  of  Stock.  In the event an
                    Outside  Director  served as the Chairperson for two or more
                    Committees, such Outside Director shall be granted an option to purchase Five Thousand  (5,000)  shares of Stock for each
                    committee   for  which  the  Outside   Director   served  as
                    Chairperson.
              iv.   Notwithstanding  the foregoing,  any person may elect not to receive an Option to be granted  pursuant to this  paragraph
                    6(a) by  delivering  written  notice of such election to the
                    Board no later  than the day prior to the date on which such
                    Option would otherwise be granted.  A person so declining an
                    Option shall  receive no payment or other  consideration  in

                                      C-2

                    lieu of such declined  Option.  A person who has declined an
                    Option may revoke such election by delivering written notice of such  revocation to the Board no later than the day prior to the date on which such Option  would be granted  pursuant to paragraph 6(a).

              v.    Notwithstanding  any  other  provision  of the  Plan  to the contrary,  no Option shall be granted to any individual on a day  when  he or  she is no  longer  serving  as an  Outside
                    Director of the Company.

        b.    OPTION  EXERCISE  PRICE.  The  exercise  price  per share of Stock subject to an Option  shall be the fair market value of a share of the Stock on the close of business on the date of the  granting of the Option. Where there is a public market for the common stock of the Company, the fair market value per share of Stock shall be the mean  of the bid and  asked  prices  of the  common  stock  of the
              Company on the date of the granting of the Option,  as reported in the Wall Street  Journal  (or, if not so  reported,  as  otherwise
              reported  by  the  National   Association  of  Securities  Dealers
              Automated Quotation ("NASDAQ") System) or, in the event the common stock of the  Company  is listed  on the  NASDAQ  National  Market
              System or a securities  exchange,  the fair market value per share of Stock shall be the closing price on such National Market System or exchange on the date of granting of the Option,  as reported in the Wall Street Journal.  If the date of the granting of an Option does not fall on a day on which the common stock of the Company is trading on NASDAQ, the NASDAQ National Market System or securities exchange,  the date on which the Option  exercise  price  shall be established shall be the last day on which the common stock of the
              Company was so traded prior to the date of the granting Option.

        c.    EXERCISE PERIOD AND  EXERCISABILITY OF OPTIONS.  An Option granted pursuant to the Plan shall be exercisable for a term of ten years.
              Options   granted   pursuant  to  the  Plan  shall  first   become
              exercisable  on the day (the "Initial  Vesting Date") which is one year from the date on which the  Option  was  granted.  The Option shall first be exercisable  on and after the Initial  Vesting Date and prior to  termination  of the Option in an amount equal to the number  of  Option  Shares  multiplied  by the  Vested  Ratio  (as hereinafter defined) as set forth below, less the number of shares previously acquired upon exercise of any portion of the Option.

            The "Vested  Ratio"  shall mean,  on any  relevant  date,  except as otherwise provided herein, the ratio determined as follows:

                                                                Vested Ratio
                                                                ------------

              (i) Prior to Initial Vesting Date:                     0

              On Initial Vesting Date,                             1/3
              provided the Optionee's Service has not
              terminated prior to such date:

              Plus

                                      C-3

              (ii) For each full month
              of the Optionee's continuous Service
              from the Initial Vesting Date until the Vested
              Ratio equals 1/1, an additional:                     1/24

            For  purposes  of the  Plan,  "Service"  shall  mean the  Optionee's service with the Company,  whether in the capacity of an employee, a director or a consultant.  The  Optionee's  Service  shall not be deemed to have  terminated merely because of a change in the capacity in which the Optionee renders Service to the Company,  provided that there is no  interruption  or  termination of the
Optionee's Service.

         d.    TERMINATION   OF  OPTIONEE.   In  the  event  of  an   Optionee's
               termination  of Service for any reason  other than as a result of death or disability  of the  Optionee,  in which case all Options that have become vested will remain  exercisable  for the earlier of 36 months or the expiration  date of the Options,  all Options that have not  become  vested and  exercisable  as of the date of such  cessation of Service  shall be forfeited  and to the extent that such Options have become vested and  exercisable  as of such date,  such Options must be exercised,  if at all,  within ninety
               (90) days after the  Optionee's  termination  of  Service,  after which time such Options shall automatically terminate;  provided, however, in the event an Optionee ceases being a director because the  Optionee's  Service was  terminated  for cause,  all Options granted  hereunder  (whether  vested or unvested) shall terminate immediately.

         e.    PAYMENT OF OPTION EXERCISE. Payment of the exercise price for the number of shares of Stock being purchased  pursuant to any Option shall be made (i) in cash, by check, or cash equivalent,  (ii) by the assignment of the proceeds of a sale,  through an independent broker,  of some or all of the  shares  being  acquired  upon the exercise of an Option (including,  without limitation, through an exercise  complying  with  the  provisions  of  Regulation  T  as promulgated  from time to time by the Board of  Governors  of the
               Federal Reserve System),  (iii) by the delivery to the Company of shares of Stock  owned by the  holder of the Option  (other  than shares of stock obtained through the exercise of an Option during the preceding six months) and which have an aggregate value equal to such exercise price, or (iv) by any combination  thereof.  The
               Company  reserves,  at any  and  all  times,  the  right,  in the
               Company's sole and absolute discretion, to establish,  decline to approve  and/or  terminate any program  and/or  procedure for the exercise of Options by means of an  assignment of the proceeds of a sale of some or all the  shares  of Stock to be  acquired  upon such  exercise or the  delivery  of  previously  owned  shares of
               Stock.

         f.    TRANSFER OF CONTROL.  A "Transfer of Control"  shall be deemed to have  occurred  in the event  any of the  following  occurs  with respect to the Company:

               (i)  a merger or  consolidation  in which the  Company is not the surviving corporation;

                                      C-4

              (ii)  a merger  or  consolidation  in  which  the  Company  is the surviving  corporation where the stockholders of the Company before such merger or consolidation do not retain,  directly or  indirectly,  at  least  a  majority  of  the  beneficial interest  in the  voting  stock of the  Company  after  such merger or consolidation;

             (iii)  the sale, exchange,  or transfer of all or substantially all of the assets of the Company other than a sale, exchange, or transfer to one or more subsidiary  corporations (as defined in paragraph 1 above) of the Company;

              (iv)  the direct or indirect sale or exchange by the  stockholders of the Company of all or  substantially  all of the stock of the Company  where the  stockholders  of the Company  before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange; or

               (v)  a liquidation or dissolution of the Company.

                    In the event of a Transfer of Control,  any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable  and  vested  in full as of the date  ten (10)  days prior to the  expected  date of the  Transfer  of  Control.  The exercise or vesting of any Option that was permissible solely by reason of this  paragraph  6(f)  shall be  conditioned  upon the consummation  of the  Transfer  of  Control.  In  addition,  the surviving,  continuing,  successor, or purchasing corporation or parent corporation  thereof,  as the case may be (the "Acquiring
                Corporation"),  may  either  assume  the  Company's  rights  and
                obligations   under   outstanding   Options  or  substitute  for
                outstanding  Options  substantially  equivalent  options for the
                Acquiring  Corporation's  stock.  For purposes of this paragraph
                6(e),  an  Option  shall be deemed  assumed  if,  following  the
                Transfer of Control,  the Option confers the right to acquire in accordance  with its terms  and  conditions,  for each  share of
                Stock subject to the Option immediately prior to the Transfer of
                Control,  the  consideration   (whether  stock,  cash  or  other
                securities or property) to which a holder of a share of Stock on the effective date of the Transfer of Control was entitled.  Any
                Options  which are neither  assumed nor  substituted  for by the
                Acquiring Corporation in connection with the Transfer of Control nor  exercised as of the date of the  Transfer of Control  shall terminate and cease to be  outstanding  effective as of the date of the Transfer of Control.

         g.    STOCKHOLDER  APPROVAL.  No Option may be granted  pursuant to the
               Plan prior to obtaining stockholder approval of the Plan.

    7.   AUTHORITY TO VARY TERMS.  The Board shall have the authority  from time to time to vary the terms of the Option Agreements either in connection with the  grant  of an  individual  Option  or in  connection  with the authorization  of a new  standard  form or forms of  Option;  provided, however,  that the terms and  conditions  of such  revised  or  amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan.  Such authority  shall include,  but not be

                                      C-5

         limited  to,  the  authority  to grant  Options  which are  immediately exercisable  subject to the Company's  right to repurchase any unvested shares of Stock  acquired  by the  Optionee on exercise of an Option in the event  such  Optionee's  service  as  director  of the  Company  is terminated for any reason.

    8.   EFFECT OF  CHANGE IN STOCK  SUBJECT  TO PLAN.  Appropriate  adjustments shall be made in the number and class of shares of Stock subject to the
         Plan,  the  number of shares  to be  granted  under the Plan and to any outstanding Options and in the Option exercise price of any outstanding
         Options   in   the   event   of  a   stock   dividend,   stock   split,
         recapitalization,  reverse stock split, combination,  reclassification, or like change in the capital structure of the Company.

    9.   TRANSFERABILITY OF OPTIONS.

         a. Except as provided in  paragraph  9(b),  an Option may be  exercised during the  lifetime  of the  Optionee  only by the  Optionee or the
            Optionee's guardian or legal  representative and may not be assigned or  transferred  in any  manner  except  by will  or by the  laws of descent and distribution.

         b. Notwithstanding the foregoing, with the consent of the Board, in its sole  discretion,  an Optionee  may transfer all or a portion of the
            Option to: (i) an Immediate Family Member (as defined below), (ii) a trust for the exclusive  benefit of the Optionee  and/or one or more
            Immediate Family Members,  (iii) a partnership in which the Optionee and/or one or more  Immediate  Family Members are the only partners, or (iv)  such  other  person  or  entity  as the  Board  may  permit
            (individually,  a  "Permitted  Transferee").  For  purposes  of this paragraph 9(b) "Immediate  Family Members" shall mean the Optionee's spouse, former spouse, children or grandchildren, whether natural or adopted. As a condition to such transfer,  each Permitted Transferee to whom the  Option or any  interest  therein is  transferred  shall agree in writing (in a form satisfactory to the Company) to be bound by  all  of  the  terms  and  conditions  of  the  Option  Agreement evidencing such Option and any additional restrictions or conditions as the Company may require. Following the transfer of an Option, the term  "Optionee"  shall refer to the  Permitted  Transferee,  except that,  with  respect to any  requirements  of  continued  Service or provision for the Company's tax withholding  obligations,  such term shall refer to the  original  Optionee.  The  Company  shall have no obligation to notify a Permitted  Transferee of any  termination  of the transferred  Option,  including an early  termination  resulting from  the  termination  of  Service  of  the  Original  Optionee.  A
            Permitted  Transferee  shall be prohibited  from making a subsequent transfer of a transferred  Option except to the original Optionee or to another  permitted  Transferee or as provided in paragraph  9(a).

    10.     RE-PRICING OF OPTIONS / REPLACEMENT  OPTIONS.  The Company shall not re-price  any Options or issue any  replacement  Options  unless the
            Option re-pricing or Option  replacement shall have been approved by the holders of a majority of the outstanding shares of the Company.

                                      C-6

    11.     TERMINATION  OR AMENDMENT  OF PLAN.  The Board,  including  any duly appointed committee of the Board, may terminate or amend the Plan at any time;  provided,  however,  that  without  the  approval  of the stockholders of the Company, there shall be no increase in the total number of shares of Stock  covered by the Plan  (except by operation of the provisions of paragraph 8 above).  In any event, no amendment may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee.

                                      C-7

                                    EXHIBIT D

                       AMENDMENT TO 2000 STOCK OPTION PLAN

            If approved by Stockholders, paragraph 4 of the FalconStor Software,
Inc., 2000 Stock Option Plan shall read in its entirety as follows:

4. STOCK  RESERVED FOR THE PLAN.  Subject to adjustment as provided in Section 7 hereof, a total of 14,162,296  shares of the Company's  Common Stock,  $.001 par value per share (the "Stock"), shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares held by any Subsidiary or Affiliate of the Company, and such amount of shares of
Stock shall be and is hereby  reserved for such  purpose.  Any of such shares of
Stock that may remain unsold and that are not subject to outstanding  Options at the  termination  of the Plan shall cease to be reserved for the purposes of the
Plan, but until termination of the Plan the Company shall at all times reserve a sufficient  number  of  shares  of Stock to meet the  requirements  of the Plan.
Should any Option expire or be canceled  prior to its exercise in full or should the number of shares of Stock to be  delivered  upon the  exercise in full of an
Option be reduced for any  reason,  the shares of Stock  theretofore  subject to such Option may be subject to future Options under the Plan.

                                      D-1

                                      PROXY

                            FALCONSTOR SOFTWARE, INC.

                    Proxy for Annual Meeting of Stockholders
                       Solicited by the Board of Directors

            The undersigned  hereby appoints  ReiJane Huai and James Weber,  and each of them,  with full power of  substitution to represent the undersigned and to  vote  all of the  shares  of  common  stock  of  FalconStor  Software,  Inc.
("FalconStor")  which the  undersigned is entitled to vote at the Annual Meeting of  Stockholders  of  FalconStor  to be held at  FalconStor  Software,  Inc.,  2
Huntington Quadrangle,  Suite 2S01, Melville, New York 11747, on Friday, May 14,
2004,  at  9:00  a.m.,  local  time,  and at  any  adjournment  thereof,  (1) as hereinafter  specified  upon  the  proposals  listed  below  and  (2)  in  their discretion, upon such other matters as may properly come before the meeting.

            IMPORTANT:  PLEASE DATE,  SIGN AND MAIL  PROMPTLY  THIS PROXY IN THE
ENCLOSED  RETURN  ENVELOPE  TO ASSURE THAT YOUR  SHARES ARE  REPRESENTED  AT THE
MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON SHOULD YOU WISH TO DO
SO EVEN THOUGH YOU HAVE ALREADY SENT IN YOUR PROXY.

1.          To  elect  the  following  directors:  (01)  ReiJane  Huai  and (02)
            Lawrence  S.  Dolin,  to serve as  directors  until the 2007  Annual
            Meeting of  Stockholders  of the Company and until  successors  have been duly elected and qualified.

____________ FOR ALL NOMINEES __________ WITHHELD FROM ALL NOMINEES

_______________________________________________________________
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

2.          To approve the 2004 Outside Directors Stock Option Plan.

            FOR ___________       AGAINST  ___________       ABSTAIN ___________

3.          To approve an amendment to our 2000 Stock Option Plan.

            FOR ___________      AGAINST  ___________        ABSTAIN ___________

4.          To ratify  the  appointment  of KPMG LLP as the  independent  public accountants  of the Company for the fiscal year ending  December 31,
            2004.

            FOR ___________      AGAINST  ___________        ABSTAIN ___________

5.          With  discretionary  authority,  upon  such  other  matters  as  may properly come before the meeting.  At this time,  the persons making this  solicitation  know of no other  matters to be presented at the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  _____

MARK HERE IF YOU PLAN TO ATTEND THE MEETING  ____

Please  sign  your  name  exactly  as  it  appears  on  the  stock   certificate
representing your shares. If signing for estates, trusts or corporations,  title or capacity should be stated. If shares are held jointly, both should sign.

Signature: __________________                   Date______________

Signature: __________________                   Date______________